Exhibit 10.01

                PUBLIC ELECTRICITY SUPPLY LICENSE

                              - for

                     London Electricity plc



NOTE

               The licenceholder is subject to the
              environmental obligations set out in
               Schedule 9 (Preservation of Amenity
           and Fisheries) of the Electricity Act 1989

                          TABLE OF CONTENT

                                                               PAGE
         PART 1:TERMS OF THE LlCENCE

         PART Ilk:THE CONDITIONS

1.   Interpretation                                               2

2.   Separate accounts for Separate Businesses                   16

3.   Charge restriction conditions: definitions                  22

3A   Restriction of distribution charges                         31

3B   Restriction of supply charges                               37

3C   [No longer used]                                            44

3D   Restriction of distribution charges and of supply
     charges:  adjustments                                       45

3E   Information to be provided to the Director in

     connection with the charge restriction conditions           47

3F   Allowances in respect of security costs                     53

3G   Duration of charge restriction conditions                   57

4    Prohibition of cross-subsidies and of
     discrimination                                              59

5    Obligation on economic purchasing                           61

6    Restriction on own-generation capacity64

7    Tariffs                                                     71

8    Basis of charges for top-up and standby supplies or sales
     of electicity, use of system and connection to the system:
     requirements for transparency                               72

8A   Non-discrimination in the provision of top-up or
     standby supplies or sales of electricity use of system
     and connection to the system                                78

8B   Requirement to offer terms                                  80

8C   Functions fo the Director                                   85

9    Distibution system planning standard and qualify
     of service                                                  87

10   Generation security standard                                88

11   Distribution Code                                           92

12   Restriction on use of certain information                   96

13   Compliance with the Grid Code                              100

14   Security arrangements                                      101

15   Pooling and Settlement Agreement                           102

16   Conditions of supply affecting tariff customers'
     statutory rights                                           103

17   Licensee's apparantus on tariff customers'
     side of meter                                              105

18   Code of practic eon payment of bills                       106

19   Methods for dealing with tariff customers in default       108

20   Provision of services for persons who are of pensionable
     age or disabled                                            110

21   Standards of performance                                   112

22   Efficient use of electricity                               113

23   Complaint handling procedure                               115

24   Relations with relevant consumers' committee               117

25   Health and safety of employees                             118

26   Requirement to enter certain agreements                    119

27   Disposal of relevant assets                                120

28   Provision of information to the Director                   123

29   Payment of fees                                            125

SCHEDULE 1:    Description of authorised area                   128

SCHEDULE 2:    Terms as to revocation                           142

SCHEDULE 3:    Supplementary provisions of the
               charge restriction conditions                    145

PART A         Principles for attribution of the fossil
               fuel levy and of payments in lieu thereof,
               transmission connection point charges,
               remote transmission asset rentals and
               distribution losses                              145

PART B         EHV premises                                     149

PARC C         Excluded services                                150

PART D         Regulated distribution unit categories           154

PART E         Calculation of factor in respect of
               distribution losses                              157

PART F         Electricity purchase costs                       161

PART 1: TERMS OF THE LICENCE

    l.The Secretary of State, in exercise of the power conferred by Section 6(1)(c), and Section 6(6) and Section 7 of the Electricity Act 1989 (hereinafter referred to as the "Act") hereby licenses London Electricity plc (registered in England and Wales under number 2366852) as public electricity supplier to supply electricity to any premises in the authorised area designated in Schedule I below during the period specified in paragraph 3 below, subject to the Conditions set out in Part II and Schedule 3 below (hereinafter referred to as the "Conditions").

    2.The Conditions are subject to modification or amendment in accordance with their terms or with Sections I 1, 14 or 15 of the Act. This licence is further subject to the terms as to revocation specified in Schedule 2.

    3.This licence shall come into force on the transfer date appointed under Section 65 of the Act and unless revoked in accordance with the provisions of Schedule 2 shall continue until determined by not less than 25 years' notice in writing given by the Secretary of State to the licensee, such notice not to be served earlier than a date being 10 years after the licence comes into force.

26th March 1990

JOHN WAKEHAM
Secretary of State for Energy

PART II: THE CONDITIONS

Condition 1: Interpretation

    1.Unless the contrary intention appears, words and expressions used in the Conditions shall be construed as if they were in an Act of Parliament and the Interpretation Act 1978 applied to them and references to an enactment shall include any statutory modification or re-enactment thereof after the date when this licence comes into force.

2. Any word or expression defined for the purposes of any provision of Part I of the Act shall, unless the contrary intention appears, have the same meaning when used in the Conditions.

3.   In the Conditions unless the context otherwise requires:

                         "affiliate"     in  relation  to
                         the  licensee means any  holding
                         company  or  subsidiary  of  the
                         licensee or any subsidiary of  a
                         holding company of the licensee,
                         in  each case within the meaning
                         of  Sections 736, 736A and  736B
                         of  the  Companies Act  1985  as
                         substituted  by Section  144  of
                         the  Companies Act 1989  and  if
                         that section is not in force  at
                         the   date  of  grant  of   this
                         licence as if such section  were
                         in force at such date.


                         "Auditors"         means     the
                         licensee's auditors for the time
                         being    holding    office    in
                         accordance with the requirements
                         of the Companies Act 1985.

                         "authorised"    in  relation  to
                         any  business or activity  means
                         authorised  by  licence  granted
                         under  Section  6  or  exemption
                         granted under Section 5  of  the
                         Act.

                         "authorised  area"    means  the
                         area from time to time comprised
                         in Schedule I to this licence.

                         "authorised electricity
                         operator"   means   any   person
                         (other than the licensee) who is
                         authorised to generate, transmit
                         or  supply electricity  and  for
                         the purposes of Conditions 8A to
                         8C  inclusive shall include  any
                         person  who has made application
                         to   be   so  authorised   which
                         application has not been refused
                         and   any   person  transferring
                         electricity  to or from  England
                         and     Wales     across      an
                         interconnector or who  has  made
                         application    for    use     of
                         interconnector  which  has   not
                         been refused.


                         "connection  charges"      means
                         charges made or levied or to  be
                         made  or levied for the carrying
                         out (whether before or after the
                         date  on which the licence comes
                         into   force)   of   works   and
                         provision  and  installation  of
                         electrical plant, electric lines
                         and    ancillary    meters    in
                         constructing or modifying  entry
                         and    exit   points   on    the
                         licensee's  distribution  system
                         together with charges in respect
                         of  maintenance  and  repair  of
                         such  items  in so  far  as  not
                         otherwise recoverable as use  of
                         system charges and in respect of
                         disconnection and the removal of
                         electrical plant, electric lines
                         and  ancillary meters  following
                         disconnection, all as more fully
                         described in paragraphs 4 and  7
                         of  Condition 8, whether or  not
                         such charges are annualised.

                         "customer"     means any  person
                         supplied  or  entitled   to   be
                         supplied with electricity by the
                         licensee or, as the case may be,
                         by   any  affiliate  or  related
                         undertaking of the licensee  but
                         shall not include any authorised
                         electricity  operator   in   its
                         capacity as such.


                         "declared  net capacity"   means
                         in relation to generation plant,
                         the   highest   generation    of
                         electricity,   at    the    main
                         alternator terminals, which  can
                         be  maintained for an indefinite
                         period  of time without  causing
                         damage to the plant less so much
                         of  that capacity as is consumed
                         by the plant.


                         "designated"    in  relation  to
                         any agreement or arrangement  or
                         code  or proposal therefor means
                         designated  by the Secretary  of
                         State  or on his behalf by  such
                         means   as   he   may   consider
                         appropriate  whether   for   the
                         purposes  of  any  Condition  of
                         this  licence or otherwise,  but
                         so    that   an   agreement   or
                         arrangement or code or  proposal
                         therefor  so designated  may  at
                         the  discretion of the Secretary
                         of  State cease to be designated
                         if  amended or modified  in  any
                         material respect.

                              "Distribution Business"
                         means the business of the
                         licensee or any affiliate or
                         related undertaking in or
                         ancillary to the distribution
                         (whether for its own account or
                         that of third parties) of
                         electricity through the
                         licensee's distribution system
                         and shall include any business
                         in providing connections to the
                         licensee's distribution system.


                         "Distribution Code' means the
                         Distribution Code required to be
                         drawn up pursuant to Condition
                         11, as from time to time revised
                         with the approval of the
                         Director.


                         "electricity purchase
                         contract" shall include any
                         contract or arrangement under
                         which provision is made for the
                         making or receipt of payments by
                         reference to the difference
                         between

                                   (a)  an amount
                         specified or ascertainable under
                         the terms of such contract or
                         arrangement; and

                                   (b)  the price at
                         which electricity is sold or
                         purchased under the Pooling and
                         Settlement Agreement or any
                         component of either of such
                         prices;


                          and

                         "electricity sale
                         contract"      shall be
                         construed accordingly.


                         "equivalent megawatt"    in
                         circumstances where demand is
                         only measured in megavolt
                         amperes means megavolt amperes
                         converted into megawatts using
                         for this purpose a power factor
                         of 0.9 megawatts per megavolt
                         ampere or such other factor as
                         may with the approval of the
                         Director be taken as being
                         appropriate having regard to
                         electrical characteristics of
                         the supply, and cognate
                         expressions shall be construed
                         accordingly.


                         "financial year"    bears the
                         meaning given to it at paragraph
                         I of Condition 2.


                         "Fuel Security Code"     means
                         the document of that title
                         designated as such by the
                         Secretary of State as from time
                         to time amended.


                         "Generation Business"    means
                         the business (if any) in the
                         generation of electricity being
                         a business involving own
                         generation sets or in which
                         there is an accountable interest
                         in generation sets, as defined
                         for the purposes of Condition 6.


                         "generation set"    means any
                         plant or apparatus for the
                         production of electricity and
                         shall where appropriate include
                         a generating station comprising
                         more than one generation set.

                         "Grid Code"    means the Grid
                         Code required to be drawn up by
                         the Transmission Company and
                         approved by the Director as from
                         time to time revised with the
                         approval of the Director.


                         "grid supply point" means any
                         point where electricity is
                         delivered to the licensee's
                         distribution system from the
                         transmission system.


                         " interconnectors " means the
                         electric lines and electrical
                         plant and meters owned or
                         operated by the Transmission
                         Company solely for the transfer
                         of electricity to or from the
                         transmission system into or out
                         of England and Wales.


                         "licensee"     means London
                         Electricity plc (registered in
                         England and Wales under number
                         2366852) and (where the context
                         so requires) shall include any
                         Area Board in respect of which
                         the licensee is the successor
                         company.


                         "licensee's distribution
                         system"    means the  system  of
                         electric  lines situated  wholly
                         or  partly within the authorised
                         area  owned or operated  by  the
                         licensee  for  distribution   of
                         electricity  between  the   grid
                         supply points or generation sets
                         or  other entry points  and  the
                         points where it is delivered  to
                         customers      or     authorised
                         electricity    operators,    and
                         includes any remote transmission
                         assets owned by the Transmission
                         Company operated by the licensee
                         and  any  electrical  plant  and
                         meters owned or operated by  the
                         licensee in connection with  the
                         distribution of electricity  and
                         references  to the  distribution
                         system    of    any   authorised
                         electricity  operator  shall  be
                         construed accordingly.

                         "megawatt" or"MW"   includes  an
                         equivalent megawatt.


                         "0.1  MW  customer"   means  any
                         customer other than an over  0.1
                         MW  customer in its capacity  as
                         such.


                         "0.1  MW  premises"   means  any
                         premises other than over 0.1  MW
                         premises.


                         "over 0.1 MW
                         customer" means a customer
                         supplied at over 0.1 MW
                         premises, but shall not include
                         such customer in sofar as
                         supplied at 0.1 MW premises.


                         "over 0.1 MW
                         premises"      means premises
                         supplied by the licensee at
                         which the average of the maximum
                         monthly demands in the three
                         months of highest maximum demand
                         in any period of twelve
                         consecutive months commencing on
                         or after January 1993 exceeds
                         one tenth of a megawatt.


                         "Pooling and
                         Settlement  Agreement"     means
                         the   agreement  of  that  title
                         approved (or to be approved)  by
                         the Secretary of State or by the
                         Director  as from time  to  time
                         amended with the approval of the
                         Director(where    so    required
                         pursuant to its terms) and shall
                         where    the   context   permits
                         include  the Initial  Settlement
                         Agreement  approved  (or  to  be
                         approved)  by  the Secretary  of
                         State  (as  from  time  to  time
                         amended with the consent of  the
                         Secretary of State).

                         "related   undertaking"       in
                         relation  to the licensee  means
                         any  undertaking  in  which  the
                         licensee   has  a  participating
                         interest  as defined by  Section
                         260 of the Companies Act 1985 as
                         substituted by Section 22 of the
                         Companies Act 1989 and  if  that
                         section is not in force  at  the
                         date of grant of this licence as
                         if such section were in force at
                         such date.


                         "relevant consumers'
                         committee"         means     the
                         committee   appointed   by   the
                         Director under Section 2 of  the
                         Act  for the area for which  the
                         licensee    is    the     public
                         electricity supplier.


                         "relevant premises" means any
                         premises of or occupied by the
                         licensee open to customers in
                         the normal course of the
                         licensee's business.


                         "remote transmission
                         assets"     means  any  electric
                         lines,   electrical   plant   or
                         meters owned by the Transmission
                         Company  which (a) are  embedded
                         in  the  distribution system  of
                         the  licensee or any  authorised
                         electricity operator other  than
                         the Transmission Company and are
                         not  directly connected by lines
                         or    plant   owned    by    the
                         Transmission   Company   to    a
                         sub-station   owned    by    the
                         Transmission Company and (b) are
                         by    agreement   between    the
                         Transmission  Company  and   the
                         licensee   or  such   authorised
                         electricity  operator   operated
                         under  the direction and control
                         of    the   licensee   or   such
                         authorised electricity operator.


                         "Retail  Price Index"      means
                         the   general  index  of  retail
                         prices    published    by    the
                         Department  of  Employment  each
                         month  in  respect of all  items
                         or:

                              (a)  if the index for any
                         month in any year shall not have
                         been published on or before the
                         last day of the third month
                         after such month, such index for
                         such month or months as the
                         Director may after consultation
                         with the licensee determine to
                         be appropriate in the
                         circumstances; or

                                   (b) if there is a
                         material change in the basis of
                         the index, such other index as
                         the Director may after
                         consultation with the licensee
                         determine to be appropriate in
                         the circumstances.


                         "Second-Tier Supply
                              Business" means the
                         authorised business (if any) of
                         the licensee or any affiliate or
                         related undertaking as a private
                         electricity supplier.


                         "Separate  Business" means  each
                         of   the  Distribution,  Supply,
                         Second-Tier      Supply      and
                         Generation   Businesses    taken
                         separately from one another  and
                         from  any other business of  the
                         licensee, but so that where  all
                         or  any part of such business is
                         carried  on  by an affiliate  or
                         related   undertaking   of   the
                         licensee   such  part   of   the
                         business  as  is carried  on  by
                         that    affiliate   or   related
                         undertaking       shall       be
                         consolidated with any other such
                         business of the licensee (and of
                         any  other affiliate or  related
                         undertaking)  so as  to  form  a
                         single Separate Business.


                         "standby" means the periodic  or
                         intermittent supply or  sale  of
                         electricity:

                                   (a)  to an authorised
                         electricity operator to make
                         good any shortfall in the
                         availability of electricity to
                         that operator for the purposes
                         of its supply of electricity to
                         persons seeking such supply; or

                            (b)  to  a  customer  of  the
                         licensee   to  make   good   any
                         shortfall between the customer's
                         total  supply  requirements  and
                         that  met  either  by  its   own
                         generation   or  by  electricity
                         supplied    by   an   authorised
                         electricity operator other  than
                         the licensee such standby supply
                         or  sale being provided at  such
                         entry  or  exit  point  on   the
                         licensee's  distribution  system
                         as  the operator or customer may
                         request.

                         "Supply  Business"    means  the
                         authorised   business   of   the
                         licensee  as  public electricity
                         supplier in the authorised area,
                         but   shall   not  include   any
                         activities forming part  of  the
                         Distribution Business.


                         "top-up"   means the  supply  or
                         sale   of   electricity   on   a
                         continuing or regular basis:

                                   (a)  to an authorised
                         electricity operator to make
                         good any shortfall in the
                         availability of electricity
                         (including, where that operator
                         is using the licensee's
                         distribution system, to make
                         good any distribution losses on
                         that system) to that operator
                         for the purposes of its supply
                         of electricity to persons
                         seeking such supply; or

                         (b)to a customer of the licensee
                         to make good any shortfall
                         between the customer's total
                         supply requirements and that met
                         either by its own generation or
                         by electricity supplied by an
                         authorised electricity operator
                         other than the licensee such
                         top-up supply or sale being
                         provided at such entry or exit
                         point on the licensee's
                         distribution system as the
                         operator or customer may
                         request.


                         "transfer date"     means such
                         date as may be appointed by the
                         Secretary of State by order
                         under Section 65 of the Act.


                         "Transmission
                         Company"       means The
                         National Grid Company pie or any
                         other holder for the time being
                         of a licence to transmit
                         electricity in England and Wales
                         under Section 6(1)(b) of the
                         Act.


                         "transmission system"    means
                         the system consisting (wholly or
                         mainly) of high voltage electric
                         lines owned or operated by the
                         Transmission Company and used
                         for the transmission of
                         electricity from one generating
                         station to a sub-station or to
                         another generating station, or
                         between sub-stations or to any
                         interconnector, and includes any
                         electrical plant and meters
                         owned or operated by the
                         Transmission Company in
                         connection with the transmission
                         of electricity but shall not
                         include any remote transmission
                         assets.


                         "undertaking"  bears the meaning
                         ascribed to that expression by
                         Section 259 of the Companies Act
                         1985 as substituted by Section
                         22 of the Companies Act 1989 and
                         if that section is not in force
                         at the date of grant of this
                         licence as if such section were
                         in force at such date.

                         "use of system"     means use of
                         the licensee's distribution
                         system for the transport of
                         electricity by the licensee or
                         any authorised electricity
                         operator.


                         "use  of system charges"   means
                         charges made or levied or to  be
                         made  or  levied by the licensee
                         for the provision of services as
                         part    of    the   Distribution
                         Business   to   any   authorised
                         electricity operator or  to  the
                         licensee for the purposes of its
                         Supply  Business or  Second-Tier
                         Supply  Business as  more  fully
                         described  at  paragraph  3   of
                         Condition 8 and at paragraph  C2
                         of  Part C of Schedule 3 of this
                         licence;  but shall not  include
                         connection charges.


4. Any reference to a numbered Condition (with or without a suffix letter) or Schedule is a reference to the Condition (with or without a suffix letter) or Schedule bearing that number in this licence, and any reference to a numbered paragraph (with or without a prefix or a suffix letter) is a reference to the paragraph bearing that number (with or without a prefix or a suffix letter) in the Condition or Schedule in which the reference occurs.

    5. In construing the Conditions, the heading or title of any Condition or paragraph shall be disregarded.

     6. Where. in the Conditions. any obligation of the licensee is required to be performed within a specified time limit that obligation shall be deemed to continue after that time limit if the licensee fails to comply with that obligation within that time limit.

7. The provisions of Section 109 of the Act shall apply for the purposes of the delivery or service of any documents, directions or notices to be delivered or served pursuant to any Condition, and directions issued by the Director pursuant to any Condition shall be delivered or served as aforesaid.

Condition 2: Separate accounts for Separate Businesses

    I.The first financial year of the licensee shall run from Ist
April 1990 to 31st March 1991, and thereafter each financial year of the licensee shall run from Ist April to the following 31st March.


2. The remaining paragraphs of this Condition apply for the purpose of ensuring that the licensee (and any affiliate or related undertaking) maintains accounting and reporting arrangements which enable separate accounts to be prepared for each Separate Business and showing the financial affairs of each such Separate Business.


3.   The licensee shall in respect of each Separate Business:

     (a)  keep or cause to be kept for the period referred to in
Section 222(5)(b) of the Companies Act 1 9B5 and in the manner referred to in that section such accounting records in respect of each Separate Business as would by Section 221 of the Companies Act 1985 be required to be kept in respect of each such business if it were carried on by a separate company, so that the revenues, costs, assets, liabilities, reserves and provisions of, or reasonably attributable to, each Separate Business are separately identifiable in the books of the licensee (and any affiliate or related undertaking) from those of any other business; and

     (b) prepare on a consistent basis from such accounting records in respect of:

               (i)the financial year commencing on I st April
1990 and each subsequent financial year, accounting statements comprising a profit and loss account, a balance sheet and a statement of source and application of funds, together with notes thereto, and showing separately in respect of each Separate Business and in appropriate detail the amounts of any revenue, cost, asset, liability, reserve or provision which has been either:

(A) charged from or to any other business (whether or not a Separate Business) together with a description of the basis of that charge; or

(B) determined   by  apportionment  or  allocation  between   any
    Separate Business and any other business (whether or not a Separate Business) together with a description of the basis of the apportionment or allocation; and

          (ii)the first six months of the financial year commencing on Ist April 1990 and of each subsequent financial year, an interim profit and loss account; and


      (c) procure, in respect of the accounting statements prepared in accordance with this Condition in respect of a financial year, a report by the Auditors and addressed to the Director stating whether in their opinion those statements have been properly prepared in accordance with this Condition and give a true and fair view of the revenues, costs, assets, liabilities, reserves and provisions of, or reasonably attributable to, the Separate Business to which the statements relate; and

     (d) deliver to the Director a copy of the account referred to in sub-paragraph (b)(ii) above, the Auditors' report referred to in sub-paragraph (c) above and the accounting statements referred to in sub-paragraph (b)(i) above as soon as reasonably practicable, and in any event not later than three months after the end of the period to which it relates in the case of the account referred to in sub-paragraph (b)(ii) and six months after the end of the financial year to which they relate in the case of the accounting statements and Auditors' report referred to in sub-paragraphs (b)(i) and (c) above.

    4. (a)Unless the Director so specifies in directions issued for the purposes of this Condition or with his prior written approval the licensee shall not in relation to the accounting statements in respect of a financial year change the bases of charge or apportionment or allocation referred to in sub-paragraph (b)(i) of paragraph 3 from those applied in respect of the previous financial year.


          (b)Where, in relation to the accounting statements in respect of a financial year, the licensee has changed such bases of charge or apportionment or allocation from those adopted for the immediately preceding financial year, the licensee shall, if so directed in directions issued by the Director, in addition to preparing accounting statements on those bases which it has adopted, prepare such accounting statements on the bases which applied in respect of the immediately preceding financial year.

    5.Accounting statements in respect of a financial year prepared under sub-paragraph (b)(i) of paragraph 3 shall, so far as reasonably practicable and unless otherwise approved by the Director having regard to the purposes of this Condition:

          (a)have the same content and format (in relation to each Separate Business) as the annual accounts of the licensee prepared under
Section 226 and, where appropriate, Section 227 of the Companies Act 1985 and conform to the best commercial accounting practices including Statements of Accounting Practice issued by the member bodies of the Consultative Committee of Accounting Bodies currently in force; and

          (b)state the accounting policies adopted; and

          (c)(with the exception of the part of such statement which shows separately the amounts charged, apportioned or allocated and describes the bases of charge or apportionment or allocation respectively and with the exception of the accounting statements relating to the Second-Tier Supply Business), be published with the annual accounts of the licensee.

6.  Unless the accounting statements prepared under sub-paragraph
(b)(i) of paragraph 3 are prepared on the current cost basis as provided by the alternative accounting rules. the licensee shall, unless otherwise agreed by the Director, in addition to preparing those accounting statements under that paragraph, prepare accounting statements for each Separate Business covering the same period, which shall comprise and show separately:

    (a) a profit and loss account, a balance sheet and a statement of source and application of funds, together with notes thereto, which shall:


               (i)include in respect of current cost assets amounts determined on the current cost basis as provided by the alternative accounting rules; and

               (ii)show or disclose the information and other matters required by the alternative accounting rules to be shown or disclosed in accounts where the amounts included in respect of assets covered by any items shown in those accounts have been determined on any basis mentioned in paragraph 31 of Section C of Part II of Schedule 4 to the Companies Act 1985;

      (b) in respect of each Separate Business the adjusted amount of any such provision for depreciation as is referred to in paragraph 32(2) of Section C of Part II of Schedule 4 to the Companies Act 1985 and the items shown in the profit and loss account of the Separate Business for the relevant period which are affected by the determination of amounts on the current cost basis as provided by the alternative accounting rules, including the profit (or loss) before taxation; and

      (c) such other current cost information as is referred to in the Handbook as the Director may reasonably require and shall deliver the same, together with an Auditors' report prepared in relation to the current cost basis accounting statements in the form referred to in sub-paragraph

(c) of paragraph 3, to the Director within the time limit referred to in sub-paragraph (d) of paragraph 3, and shall (with the exception of the part of such statement which shows separately the amounts charged, apportioned or allocated and describes the bases of charge or apportionment or allocation respectively and with the exception of the accounting statements relating to the Second-Tier Supply Business) publish the same with the annual accounts of the licensee.

    7. References in this Condition to costs or liabilities of, or reasonably attributable to, any Separate Business shall be construed as excluding taxation, capital liabilities which do not relate principally to a particular Separate Business, and interest thereon; and references to any profit and loss account shall be construed accordingly.

    8. Without prejudice to paragraph I of Condition 1, references in this Condition to sections of the Companies Act 1985 are references to those provisions as amended, substituted or inserted by the relevant provisions of the Companies Act 1989 and if such provisions of the Companies Act 1989 are not in force at the date of grant of this licence shall be construed as if such provisions were in force at such date.

9.  For the purposes of paragraph 6:

                         "altemative accounting
                         rules'l   means the rules set
                         out in Section C of Part II of
                         Schedule 4 to the Companies Act
                         1985.


                         "current cost assets!'   means
                         assets of any description
                         mentioned in paragraph 31 of
                         Section C of Part II of Schedule
                         4 to the Companies Act 1985.


                         "the Handbook" means the
                         handbook issued by the
                         Accounting Standards Committee
                         of the Consultative Committee of
                         Accounting Bodies (CCAB Limited)
                         or any successor body entitled
                         "Accounting for the effects of
                         If/ changing prices: a Handbook"
                         in its current edition for the
                         time being or in the event that
                         no such handbook shall be in
                         issue such guidance or
                         publication as may be issued in
                         replacement or substitution
                         therefor.

Condition 3: Charge restriction conditions: definitions

                         1.In this Condition and in C
                         onditions 3A to 3G and Schedule
                         3 to this licence:

                         "attributed"   means  when  used
                         in  relation to the fossil  fuel
                         levy or payments in lieu thereof
                         or transmission connection point
                         charges  or  remote transmission
                         asset  rentals  or  distribution
                         losses or transmission costs  or
                         allowed  distribution costs,  or
                         in   relation   to   attributing
                         electricity  purchase  or   sale
                         contracts     and    electricity
                         purchase   costs  to   regulated
                         customers  and other  customers,
                         attributed  in  accordance  with
                         the principles set out in Part A
                         of  Schedule  3  and  attribute,
                         attributed,   attributable   and
                         attribution  shall be  construed
                         accordingly.


                         "average charge per
                               unit  distributed"   means
                         the  distribution revenue in the
                         relevant  year  divided  by  the
                         regulated  quantity  distributed
                         in that year.


                         "average charge per
                         unit  supplied" means the supply
                         revenue  in the year divided  by
                         the  quantity supplied  in  that
                         year.


                         "average charge per
                             regulated   unit   supplied"
                         means   the   regulated   supply
                         revenue  in  the  relevant  year
                         divided    by   the    regulated
                         quantity supplied in that year.


                         "average  specified rate"  means
                         the  average of the  daily  base
                         rates  of   Barclays  Bank   plc
                         current from time to time during
                         the  period in respect of  which
                         the  calculation  falls  to   be
                         made.

                         "charge restriction
                           conditions"   means Conditions
                         3  to 3G inclusive together with
                         Schedule  3 to this licence,  as
                         from  time  to time modified  or
                         replaced in accordance therewith
                         or  pursuant to Sections 11,  14
                         or 15 of the Act.


                         "distribution  losses"     means
                         units  unaccounted  for  on  the
                         licensee's distribution  system,
                         measured as being the difference
                         between  the  units  metered  on
                         entry  into the system  and  the
                         units  metered  on  leaving  the
                         system.


                         "distribution  revenue"    means
                         the  revenue  (measured  on   an
                         accruals basis) derived  by  the
                         licensee  from the provision  of
                         distribution  services  in   the
                         relevant  year, after  deduction
                         of:

                              (i)  an amount equal to
                         such part of the total amount
                         payable in that relevant year to
                         the Transmission Company
                         (measured on an accruals basis)
                         in respect of transmission
                         connection point charges and
                         remote transmission asset
                         rentals and which would
                         otherwise be included in
                         distribution revenue by reason
                         of being recovered in that
                         relevant year by the licensee in
                         its use of system charges, as
                         falls to be attributed to the
                         regulated quantity distributed
                         in that relevant year; and

                              (ii)           value added
                         tax (if any) and any other taxes
                         based directly on the amounts so
                         derived.


                         "distribution services"  means
                         all services provided by the
                         licensee as part of its
                         Distribution Business other than
                         excluded services.


                         "EHV premises" means those
                         premises to which units are
                         delivered by the licensee which
                         fall to be treated as EHV
                         premises in accordance with Part
                         B of Schedule 3.


                         "EHV units"    means units
                         distributed by the licensee
                         which are delivered or deemed to
                         be delivered to EHV premises.


                         "electricity purchase
                         costs     means the licensee's
                         purchase costs of electricity
                         calculated in accordance with
                         the principles in Part F of
                         Schedule 3.


                         "excluded services" means those
                         services provided by the
                         licensee which in accordance
                         with the principles set out in
                         Part C of Schedule 3 fall to be
                         treated as excluded services.


                         "fifth relevant year"    means
                         the relevant year commencing I
                         st April 1994.


                         "HV units"     means units
                         (other than EHV units)
                         distributed by the licensee
                         which are delivered to premises
                         connected to the licensee's
                         distribution system at a voltage
                         at or higher than 1000 volts.


                         " interconnector
                         charges"  means charges levied
                         by the Interconnectors Business
                         of the Transmission Company and
                         payable by the Supply or
                         Second-Tier Supply Business of
                         the licensee in respect of use
                         of interconnector for the
                         transfer of electricity into
                         England and Wales.


                         "LV units"     means units
                         distributed by the licensee
                         which are delivered to premises
                         connected to the licensee's
                         distribution system at a voltage
                         less than 1000 volts.


                         "LVI units"    means LV units
                         which are distributed by the
                         licensee outside night-time
                         periods to domestic premises or
                         small non-domestic premises
                         where the appropriate use of
                         system charges apply different
                         rates in night-time periods as
                         opposed to other times of day,
                         for the avoidance of doubt
                         including the use of system
                         charges under the tariffs
                         specified in paragraph D2 of
                         Part D of Schedule 3.


                         "LV2 units"    means LV units
                         which are distributed by the
                         licensee to domestic premises or
                         small nondomestic premises:

                                    (a)      during
                         night-time periods, where the
                         appropriate use of system
                         charges apply different rates in
                         night-time periods as opposed to
                         other times of the day; or

                                   (b)  where the
                         appropriate use of system
                         charges are incorporated into
                         tariffs which restrict
                         availability of supply to
                         specified off-peak periods,

                                   for the avoidance of
                         doubt including the use of
                         system charges under the tariffs
                         specified in paragraph D3 of
                         Part D of Schedule 3.


                         "LV3 units"    means LV units
                         other than LVI and LV2 units,
                         for the avoidance of doubt
                         including units distributed
                         under the tariffs specified in
                         paragraph D4 of Part D of
                         Schedule 3.


                              "maximum average
                               charge per unit
                         distributed"         means   the
                         charge  calculated in accordance
                         with the formula in paragraph  I
                         of Condition 3A.


                         "maximum average
                         charge per regulated
                         unit  supplied" means the charge
                         calculated  in  accordance  with
                         the  formula in paragraph  1  of
                         Condition 3B


                         "metered'      means, in
                         relation to any quantity
                         distributed or supplied, as
                         measured by a meter installed
                         for such purpose or (where no
                         such meter is installed or it is
                         not reasonably practicable to
                         measure the quantity by such
                         meter) as otherwise reasonably
                         calculated.

                         "quantity supplied" means the
                         aggregate quantity of units
                         supplied by the licensee in the
                         relevant year metered at the
                         points of supply (whether or not
                         in the authorised area of the
                         licensee).


                         "regulated customer"     means a
                         person other than the licensee
                         who in the calendar year ending
                         in relevant year tI was supplied
                         at 0.1 MW premises.

                         "regulated distribution
                         unit category" means as the case
                         may be HV units or LVI units or
                         LV2 units or LV3 units.


                         "regulated quantity
                         distributed"   means the
                         aggregate quantity of units
                         distributed (both for the Supply
                         Business of the licensee and on
                         behalf of third parties under
                         use of system) by the licensee
                         through the licensee's
                         distribution system in relevant
                         year t metered at exit points on
                         leaving the licensee's
                         distribution system but
                         excluding for this purpose:

                              (a) units distributed for
                         the purpose of supply to
                         premises outside the licensee's
                         authorised area; and

                                   (b) EHV units.


                         Regulated quantity
                         supplied"  means the aggregate
                         quantity of units supplied by
                         the licensee to regulated
                         customers in the relevant year
                         metered at the points of supply.


                         "regulated supply
                         revenue"       means that part
                         of the supply revenue (measured
                         on an accruals basis) derived by
                         the licensee from supplies to
                         regulated customers.


                         "regulated unit
                         supplied" means a unit supplied
                         by the licensee to a regulated
                         customer.


                         "relevant year"     means a
                         financial year commencing on or
                         after I st April 1990.


                         "relevant year t"   means that
                         relevant year for the purposes
                         of which any calculation falls
                         to be made; "relevant year t-l"
                         means the relevant year
                         preceding relevant year t or, in
                         respect of the period prior to
                         Ist April 1990, the period of 12
                         calendar months commencing on I
                         st April 1989; and similar
                         expressions shall be construed
                         accordingly.


                         "remote transmission
                          asset rental" means any rent or
                         other periodic payment payable
                         by the Distribution Business of
                         the licensee to the Transmission
                         Company in respect of remote
                         transmission assets forming part
                         of the licensee's distribution
                         system.


                         "sixth relevant year"    means
                         the relevant year commencing I
                         st April 1995.


                         "supply"  includes supply
                         outside the authorised area,
                         standby and top-up supply and
                         sale and any other sales of
                         electricity by the licensee to
                         persons other than customers;
                         and "supplied" and similar
                         expressions shall be construed
                         accordingly.


                         "supply charges"    means all
                         charges (including charges for
                         the provision of distribution
                         services and standing charges)
                         made by the licensee in respect
                         of electricity supplied by the
                         licensee other than charges for
                         the provision of excluded
                         services by the licensee.


                         "supply revenue"    means the
                         revenue (measured on an accruals
                         basis) derived by the licensee
                         from supply charges after
                         deduction of value added tax (if
                         any) and any other taxes based
                         directly on the amounts so
                         derived.


                         "transmission charges"   means
                         charges levied by the
                         Transmission Company payable by
                         the Supply or the Second-Tier
                         Supply Business of the licensee
                         in respect of the transmission
                         of electricity, but for the
                         avoidance of doubt shall exclude
                         transmission connection point
                         charges and remote transmission
                         asset rentals.



                         "transmission connec-
                         tion point charges" means
                         charges levied by the
                         Transmission Company as
                         connection charges by direct
                         reference to the number or
                         nature of the connections
                         between the licensee's
                         distribution system and the
                         transmission system and payable
                         by the Distribution Business of
                         the licensee.


                         "unit"         means a kilowatt
                         hour.

Condition 3A: Restriction of distribution charges

Basic Formula

1. Without prejudice to Condition 3F the licensee shall in setting its charges for the provision of distribution services use its best endeavours to ensure that in any relevant year the average charge per unit distributed shall not exceed the maximum average charge per unit distributed calculated in accordance with the following formula:

M(dt), = P(dt), - K(dt),

where:

M(dt)                    means the maximum average charge
                         per unit distributed in relevant
                         year t.

P(dt)                    is derived from the following
                         formula:

P(dt)=( (PU+PM). GR(t).PID(t)) + (PL.(AI(t)-L(t)).PIL(t))
----------------------------------------------------------
                              D(t)

where:

PU                       means an amount equal to
                         260,90O,OOO

PM                       means an amount equal to
                         31,000,000


GR(t)                    is derived from the following
                         formula:


GR(t)= 0 5               (EP(ot)D(it) + C(dt))
                         ------------   ------
                         (EP(ot)D(it) + C(dt)) GR(t-1)

where, for the relevant year beginning 1st April 1995,
                         GR(t-1). equals I.

S                        means the summation
                         across all regulated
                         distribution unit categories i.

P(oi)                    means in respect
                         of each regulated distribution
                         unit category i set out below in
                         column I the value equal to that
                         amount set opposite that
                         category in column 2.

                         regulated distribution
                         unit category I          value (p)

                         HV                       0.5932
                         LVI                      2.2073
                         LV                       20.4057
                         LV                       31.5912

D(it)                    means that number of
                         units in each regulated
                         distribution unit category i
                         distributed in relevant year
                         t.

D(it-l)                  means that number of
                         units in each regulated
                         distribution unit category i
                         distributed in relevant year
                         tel.


Ct                       means a notional figure
                         representing the number of
                         customers in the authorised area
                         defined (for the purpose of this
                         term Cd' only) for each relevant
                         year, as the figure in the table
                         below.

                         relevant year beginning:
                         I st April 1994     1,955,000
                         I st April 1995     1,974,000
                         I st April 1996     1,986,000
                         I st April 1997     1,998,000
                         I st April 1998     2,010,000
                         I st April 1999     2,022,000

provided that:           for any relevant year t beginning on or
                         after I st April 200O, Cd' shall
                         equal 2,022,OOO.


CdI-l                    means the number equal
                         to Cd' in relevant year t- I.


PID'                     is derived from the
                         following formula:


                   PID, = (I + RPI, - Xd') PID
                               ----------
                                  100

where, for the relevant year beginning I st April 1995,
                         PID' ~ equals I .

RPI,                     means the percentage change
                         (whether of a positive or a
                         negative value) in the
                         arithmetic average of the Retail
                         Price Index numbers published or
                         determined with respect to each
                         of the six months July to
                         December (inclusive) in relevant
                         year t- I and the arithmetic
                         average of the Retail Price
                         Index numbers published or
                         determined with respect to the
                         same months in relevant year
                         t-2.

Xd'                      means for each relevant  year
                         in column I below the figure set
                         opposite in column 2 below:

                         Relevant year beginning -
                         1ST April 1995            2
                         1st April 1996           11

                              provided that:
                         for   any   relevant   year    t
                         beginning on or after 1'~  April
                         1997 Xd' shall equal 3.

PL                       means  an amount equal to 3.0656
                         p.

AL(t)                    means an amount (in units)
                         representing allowed
                         distribution losses in relevant
                         year t, being the allowed
                         percentage of the adjusted units
                         distributed (calculated as
                         provided in paragraph E5 of Part
                         E of Schedule 3) where in
                         respect of each relevant year t,
                         the allowed percentage shall
                         equal that percentage which the
                         aggregate of adjusted
                         distribution losses (calculated
                         as provided in paragraphs E2 to
                         E5 of Part E of Schedule 3) over
                         the preceding relevant years
                         (commencing with the
                         twelve-month period from Ist
                         April 1989, or, if the number of
                         preceding relevant years exceeds
                         nine, relevant year t-10) bears
                         to the aggregate of adjusted
                         units distributed (calculated as
                         aforesaid) over the
                         corresponding relevant years:
                         save that for this purpose
                         adjusted distribution losses in
                         respect of the twelve month
                         period from 1st April 1989 shall
                         be derived by applying the
                         initial relevant loss percentage
                         (calculated as provided in
                         paragraphs E6 to E8 of Part E of
                         Schedule 3) to the adjusted
                         units distributed in that
                         period.

L'                       means in respect of
                         relevant year t, adjusted grid
                         supply point purchases less
                         adjusted units distributed
                         (calculated as provided in
                         paragraphs E2 to E5 of Part E of
                         Schedule 3).

PIL.                     is derived from the
                         following formula:

                    PIL, = (I +RPI ) PIL(t-l)
                               ----
                               100

where, for the relevant year beginning 1 st April 1995,
                         PIL', equals 1.

D'                       means the regulated quantity
                         distributed in relevant year t.

Kd'                      means the correction factor
                         per unit (whether of a positive
                         or a negative value) to be
                         applied to the average charge
                         per unit distributed in relevant
                         year t which (subject to
                         paragraph 4 of Condition 3D) is
                         derived from the formula in
                         paragraph 2 of this Condition.

and any term defined for the purposes of this paragraph I shall have the same meaning in each paragraph of this Condition.

Formula for Kd, as used in ParagraDh 1

2. For the purposes of paragraph 1, the term Kd' shall be calculated in accordance with the following formula:

           K.6 = R(dt-1) - (D(t-1) . M(dt-1) (1+Idt)'
                 --------------------------   -----
                                  Dt         (100)

provided that:           notwithstanding the above, the
                         value of Kd' for the sixth r
                         elevant year shall be that value
                         required by Condition 3A in the
                         licence in the form in force on
                         31st March 1995.

Where:

Rd' l                    means the distribution
                         revenue in relevant year t- I .


D'.,                     means the regulated
                         quantity distributed in relevant
                         year t- I .

Md' l                    means maximum average
                         charge per unit distributed in
                         relevant year I- I .


Id'                      means that interest rate in
                         relevant year t which is equal
                         to, where Kd. (taking no account
                         of Id for this purpose) has a
                         positive value, the average
                         specified rate plus 4, or where
                         Kd' (taking no account of Id for
                         this purpose) has a negative
                         value, the average specified
                         rate.

Condition 3B: Restriction of suppiv charges

Basic Formula

1. Without prejudice to Condition 3F the licensee shall in setting its supply charges use its best endeavours to ensure that in any relevant year the average charge per regulated unit supplied shall not exceed the maximum average charge per regulated unit supplied calculated in accordance with the following formula:


                      Mst = Pst + Yt. - Kst

where:

Mst                      means the maximum average
                         charge per regulated unit
                         supplied in relevant year I.


Pst                      means that amount in
                         relevant year t which is derived
                         from the following formula.

                    Pst = (PF+PC.Ct+PQ.Qt)PIt
                          -------------------
                               Qt

Where:

PF                       means pounds 1 6,774,722

PC                       means pounds 16.61

C,                       means a notional figure
                         representing the number of
                         regulated customers (for the
                         purpose of this defined term C,
                         only) defined, for each relevant
                         year, as the figure in the table
                         below.

                         Relevant year beginning:
                         1st April 1994                1,959,971
                         1st April 1995                1,976,590
                         1st April 1996                1,987,303
                         1 st April 1997               1,996,386

PQ                       means 0.0969p

Q'                       means  the regulated  quantity
                         supplied in relevant year t.

Pl,                      is derived from the
                         following formula:

                    P I' =(l + RPIt-Xs )Pit-1
                               --------
                                 100

where, for the relevant year  beginning I st April  1994,
                         Pl, t-1 equals I .

RPI,                     means the percentage  change
                         (whether  of  a  positive  or  a
                         negative    value)    in     the
                         arithmetic average of the Retail
                         Price Index numbers published or
                         determined with respect to  each
                         of   the  six  months  July   to
                         December (inclusive) in relevant
                         year   t-l  and  the  arithmetic
                         average  of  the  Retail   Price
                         Index   numbers   published   or
                         determined with respect  to  the
                         same  months  in  relevant  year
                         t-2.

Xs                       means 2.

Y.                       means the allowed cost, in
                         pence per regulated unit
                         supplied in relevant year I, as
                         calculated in accordance with
                         the formula at paragraph 2 of
                         this Condition.

Kst                      means the correction factor
                         per regulated unit (whether of a
                         positive or negative value) to
                         be applied to the average charge
                         per regulated unit supplied in
                         relevant year t which (subject
                         to paragraph 4 of Condition 3D)
                         is derived from the following
                         formula.

               Kst = Rst - (Qt./ . Mst-l) (l+ It )
                     -------------------      ----
                              Qt              100

Provided that:

                         (a)notwithstanding the above,
                         the value for Ks' for the fifth
                         relevant year shall, subject to
                         sub-paragraph (b) below, be the
                         value notified by the licensee
                         to the irector no later than
                         three months aRer the
                         commencement of the fifth
                         relevant year. Such notification
                         shall be accompanied by a
                         statement showing how the value
                         for Ks' is derived, together
                         with its reasons for the basis
                         adopted in calculating  such
                         value; and

                         (b)unless the Director objects
                         in writing to the licensee to
                         such value within 3 months of
                         receipt of the aforementioned
                         notification (giving reasons for
                         such objection) such value shall
                         be the value as notified to the
                         Director. Where the Director has
                         served a notice of objection on
                         the licensee, the licensee
                         shall, no later than 14 days
                         after receipt of such notice,
                         notify the Director, by a
                         further statement served on the
                         Director in accordance with
                         sub-paragraph (a), of the
                         proposed value for Ks' for the
                         fifth relevant year.40

Where:

Rst.                     means the regulated supply
                         revenue in relevant year t- I.

Qt-1                     means the regulated
                         quantity supplied in relevant
                         year tel.

Qt                       means the regulated
                         quantity supplied in relevant
                         year t.

Mst-1                    means the maximum
                         average charge per regulated
                         unit supplied in relevant year
                         t- I.

1t                       means that interest rate in
                         relevant year t which is equal
                         to, where Ks' (taking no account
                         of I for this purpose) has a
                         positive value, the average
                         specified rate plus 2 or where K
                         (taking no account of I for this
                         purpose) has a negative value
                         the average specified rate.

Formula for Y. as used in paragraph I

For the purpose of paragraph 1, the term Yt (being the allowed cost, in pence per regulated unit supplied in relevant year t) shall be calculated in accordance with the following formula:

                     Yt = Et + Ft + Tt + Ut

Where:

Et                       means  the licensee's  average
                         electricity  purchase  costs  in
                         pence    per   regulated    unit
                         supplied in relevant year t,  as
                         calculated  in  accordance  with
                         the principles set out in Part F
                         of  Schedule 3 and attributed to
                         regulated customers.

Ft                       means the fossil fuel levy  or
                         an  amount  in lieu thereof  per
                         regulated   unit   supplied   in
                         relevant year t, being an amount
                         in   pence  per  regulated  unit
                         supplied derived by:

                              (a)  aggregating the
                         amounts payable (measured on an
                         accruals basis) by the licensee:

                         (i)  in respect of the fossil
                         fuel levy pursuant to
                         Regulations made under Section
                         33 of the Act in respect of
                         relevant year t; and

                         (ii)   in lieu of the fossil
                         fuel levy on purchases of
                         electricity other than leviable
                         electricity, as calculated in
                         accordance with paragraph A3 of
                         Schedule 3 in respect of
                         relevant year t; and

                         (b)  attributing a share of
                         those amounts to quantities
                         supplied in relevant year t to
                         such regulated customers in
                         accordance with the principles
                         set out in Part A of Schedule 3;
                         and

                         (c)  dividing the resulting
                         amount by the regulated quantity
                         supplied in relevant year t.

Tt                       means the allowed transmission
                         cost per regulated unit supplied
                         in relevant year t, derived by:

                         (a)  aggregating those charges:

                         (i)  paid by the licensee to the
                         Transmission Company as
                         transmission charges attributed
                         to regulated customers in
                         relevant year t after adding any
                         amounts paid or deducting any
                         amounts received in relevant
                         year t in respect of any under
                         or over payment in the preceding
                         relevant year t- 1; and

                         (ii)      payable (measured on
                         an accruals basis) by the
                         licensee to the Interconnectors
                         Business of the Transmission
                         Company as interconnector
                         charges attributed to regulated
                         customers in relevant year t;
                         and

                         (b)  dividing the resulting
                         amount by the regulated quantity
                         supplied in relevant year t.


Ut                       means the allowed distribution
                         cost per regulated unit supplied
                         in relevant year t, derived by:

                         (a)  aggregating the amounts
                         payable (measured on an accruals
                         basis) in relevant year t by the
                         licensee in respect of
                         distribution services attributed
                         to regulated customers to the
                         Distribution Business of the
                         licensee and (in respect of
                         similar services, whether or not
                         the same are excluded services
                         for the purposes of any licence
                         held by the relevant third
                         party) to the distribution
                         business of any third party; and

                         (b) dividing the resulting
                         amount by the regulated quantity
                         supplied in relevant year t.

                         but so that no amount may be
                         taken into account more than
                         once for the purpose of any
                         calculation of the component
                         parts of the formula.

Condition 3C: INo longer usedl




Condition 3D: Restriction of distribution charges and of supply charges:

ad adjustments

    1The following paragraphs shall have effect separately in relation to distribution charges regulated under Condition 3A and supply charges regulated under Condition 3B.

2. If, in respect of any relevant year, the average charge per unit exceeds the maximum average charge per unit by more than the permitted one-year percentage, the licensee shall furnish an explanation to the Director and in the next following relevant year the licensee shall not effect any increase in charges unless it has demonstrated to the reasonable satisfaction of the Director that the average charge per unit would not be likely to exceed the maximum average charge per unit in that next following relevant year.

    3.If, in respect of any two successive relevant years, the sum of the amounts by which the average charge per unit has exceeded the maximum average charge per unit is more than the permitted two-year percentage, then in the next following relevant year the licensee shall, if required by the Director, adjust its charges such that the average charge per unit would not be likely, in the judgment of the Director, to exceed the maximum average charge per unit in that next following relevant year.

4. If, in respect of two successive relevant years, the average charge per unit is less than 90 per cent of the maximum average charge per unit, the Director, after consultation with the licensee, may direct that:

     (a) in calculating Kd' for the purposes of paragraph I of Condition 3A in respect of the next following relevant year, there shall be substituted for R(dt), in the formula at paragraph
I of Condition 3A such figure as the Director may specify being not less than Rd., and not more than 0.90 (D(t-1) ,.M(dt)); or

    (b)in calculating Ks' for the purposes of paragraph I of Condition 3B in respect of the next following relevant year, there shall be substituted for R(st-1) in the formula at paragraph I of Condition 3B such figure as the Director may specify being not less than Rs'.` and not more than 0.90(Qt-1 Mst-1 ,).

5.   In this Condition:

"per unit "              means per unit
                         distributed in a relevant year
                         or per regulated unit supplied
                         in the fifth relevant year or
                         any subsequent year, as the
                         context requires.

"permitted one-
year percentage"         means 3 per
                         cent of the maximum average
                         charge per unit distributed or 4
                         per cent of the maximum average
                         charge per regulated unit
                         supplied, as the context
                         requires.

"permitted two-
year percentage"         means 4 per
                         cent of the maximum average
                         charge per unit distributed in
                         the second of the relevant years
                         or 5 per cent of the maximum
                         average charge per regulated
                         unit supplied in the second of
                         the relevant years, as the
                         context requires.

Provided that, in respect of each of the above definitions, where the relevant year referred to is one of the first four relevant years it shall have effect as if the word "regulated" was omitted and shall be construed in accordance with the charge restrictions conditions in force during that year.

Condition 3E: Information to be provided to the Director in connection with the charge restriction conditions

I.   Where the licensee is intending to make any change in:

     (a) charges for provision of distribution services regulated under Condition 3A;
or

          (b)tariff supply charges regulated under Condition 3B

the licensee shall (unless otherwise agreed by the Director) not later than the date of publication of such changes provide the Director with:

          (i)a written forecast of the maximum average charge per unit distributed or the maximum average charge per regulated unit supplied, together in each case with its components, in respect of the relevant year t in which such change is to take effect and in respect of the next following relevant year t+l; and

          (ii)a written estimate of the maximum average charge per unit distributed or the maximum average charge per regulated unit supplied, together in each case with its components, in respect of the relevant year t-l immediately preceding the relevant year in which the change is to take effect unless a statement complying with paragraph 8 in respect of relevant year t-1 has been furnished to the Director before the publication of the proposed change.

    2. (a)No later than 1st April in each relevant year, the licensee shall send to the Director a statement of principles in accordance with which the licensee intends to attribute, together with a statement of the licensee's provisional attribution of. electricity purchase or sale contracts to regulated customers and to other customers.

          (b)Where, at any time during a relevant year, the licensee intends to change the principles of attribution or any provisional attribution specified in the statement under sub-paragraph (a) or a previous statement under this sub paragraph (b) or to purchase or sell an electricity purchase or sale contract, the change or the provisional attribution in relation to the purchase or sale shall be specified in a written statement signed by a person authorised to sign a statement by the Directors of the licensee which statement shall not provide for a retrospective change of principles or for any re-attribution of payments already made or any payment where the event giving rise to that payment has already occurred (whether or not it is then due).

3. If within three months of the commencement of any relevant year t the licensee has not made any such change in charges as is referred to in paragraph 1, the licensee shall provide the Director with a written forecast of the maximum average charge per unit distributed or of the maximum average charge per regulated unit supplied in respect of relevant year t.

4. The Director may issue directions providing that any forecast or estimate provided in accordance with paragraphs I or 3 shall be accompanied by such information as regards the assumptions underlying the forecast or estimate as may be necessary to enable the Director to be satisfied that the forecast or estimate has been properly prepared on a consistent basis.

5. Not later than 31st January in each relevant year t the licensee shall send to the Director a written estimate of the average electricity purchase costs in pence per unit supplied and the quantity supplied calculated as provided under paragraph 2 of Condition 3B (but as if in that paragraph the words "regulated" and "and attributed to regulated customers" were omitted) in respect of the relevant year and the next following year t+ I .

6.   [No longer used]

7. Subject as provided in (b) below, not later than six weeks after the commencement of any relevant year t, the licensee shall send to the Director a statement as to:

     (a) whether or not the provisions of Condition 3D are likely to be applicable in consequence of the average charge per unit distributed or regulated unit supplied (as the case may be) in the preceding relevant year t-l or the two preceding relevant years t-l and t-2; and

          (b)its best estimate as to the relevant correction factor Kd' or (other than in the fifth relevant year) Kit (as the case may be) to be applied in calculating the maximum average charge per unit distributed or regulated unit supplied (as the case may be) in respect of relevant year t.

    8.Not later than three months after the end of a relevant year the licensee shall send the Director a statement, in respect of that relevant year, showing the specified items referred to in paragraph 10.

    9.The statement referred to in the preceding paragraph shall be:
          (a)accompanied by a report from the Auditors that in their opinion (i) such statement fairly presents each of the specified items referred to in paragraph

10 in accordance with the requirements of the charge restriction conditions and (ii) the amounts shown in respect of each of those specified items are in accordance with the licensee's accounting records which have been maintained in respect of each of the relevant Separate Businesses in accordance with Condition 2; and

          (b)certified by a director of the licensee on behalf of the licensee that to the best of his knowledge, information and belief having made all reasonable enquiries:

      (i)there is no amount included in its calculations under Condition 3A and Schedule 3 which represents other than:

     (aa) bona fide consideration for the provision of distribution services in the course of its Distribution Business;
or

    (bb) an amount permitted under the charge restriction conditions to be so included;

(ii)there is no amount included in its calculations under Condition 3B and Schedule 3 which represents other than:

    (aa) bona fide consideration for electricity supplied to regulated customers; or

    (bb) an amount permitted under the charge restriction conditions to be so included;

(iii)  there is no amount included in its calculations of allowed security  costs  under  Condition 3F which  represents  other
    than   an  amount  permitted  under  the  charge  restriction
    conditions to be so included;

(iv)no service has been treated as an excluded service which was not properly so treated and no amount included in the revenues in respect thereof, represents other than bona fide consideration for the provision of the excluded service to which it relates;

    (v)all amounts which should properly be taken into account for the purposes of the charge restriction conditions have been taken into account; and

(vi) there is no amount included in its calculations under Condition 3B and Schedule 3 in respect of electricity purchase or sale costs which does not result from an attribution or method of attribution contained in the statement under either paragraph 2 (a) or (b).

10. The specified items to be contained in the statement referred to in paragraph 8 shall be the following:

     (a)  the regulated quantity distributed;

     (b)  the quantity distributed in each regulated
     distribution unit category;
     .

     (c)  the average charge per unit distributed;

     (d)  the quantity supplied;

     (e)  the average charge per unit supplied;

     (f)  the average charge per regulated unit supplied;

     (g)   the regulated quantity supplied;

     (h)   the amount in respect of the terms AL' and L'
     in paragraph I of Condition 3A     calculated as
     therein provided;

     (i) the licensee's average electricity purchase costs per regulated unit supplied calculated as provided under paragraph 2 of Condition 3B;

     (j)   the fossil fuel levy per regulated unit
     supplied, calculated as provided under paragraph 2 of Condition 3B;

     (k) the allowed transmission cost per regulated unit supplied, calculated as provided under paragraph 2 of Condition 3B;

     (l)   the  allowed distribution cost  per  regulated
     unit   supplied,   calculated  as   provided   under
     paragraph 2 of Condition 3B;

     (m) the statements and information referred to in paragraphs A6, B2, C8, Dl, E10 and F7 of Schedule 3:

     (n) the information referred to at paragraph 8 of Condition 3F;

     (o) the licensee's average electricity purchase costs in pence per unit supplied calculated as provided under paragraph 2 of Condition 3B but as if in that paragraph the words "regulated" and "and attributed to regulated customers" were omitted.

     Provided  that the statement to be provided  in  the
     fifth  relevant  year in respect of the  immediately
     preceding   relevant   year   shall   contain    the
     information required by Paragraph 10 of Condition 3E
     in  the Licence in the form in force on 31~ March  1
     994.

11. Where the Director issues directions in accordance with paragraph 9 of Condition 3F or paragraphs A7 or B3 or C9 or D5 or El I or F8 of Schedule 3 then such directions shall not have effect from a date earlier than the commencement of the relevant year to which the statement last furnished to the Director pursuant to paragraph 8 prior to the issue of the directions related, unless such statement (or the accompanying report or certificate under paragraph 9) or any statement, report or certificate in respect of an earlier relevant year was incorrect or was misleading in any material respect.

12. Where the Director issues such directions as are referred to in the preceding paragraph the Director may require the licensee to provide a revised statement in respect of such of the specified items as may be affected by the directions, and the licensee shall comply with such request.

Condition 3F: Allowances in respect of security costs

    1.At any time during a security period. the licensee may give notice in writing to the Director suspending, with effect from the date of receipt of the notice by the Director, application of such of the charge restriction conditions as may be specified in the notice for the unexpired term of the security period.

2. At any time during a security period, the Director may (having regard to his duties under the Act) by means of directions:


     (a) suspend or modify for the unexpired term of the security period the charge restriction conditions or any part or parts thereof; or

    (b) introduce for the unexpired term of the security period new charge restriction conditions in either case, so as to make such provision as in the opinion or estimation of the Director is requisite or appropriate:

     (I) to enable the licensee to recover by means of increased charges an amount estimated as being equal to the licensee's allowed security costs during such period;

          (ii)to ensure that such part of the amount referred to in sub-paragraph (i) above as is estimated as being equal to the allowed security costs incurred by the licensee as costs in its Distribution Business are recovered by means of appropriate equitable increases on the charges made by the licensee in its Distribution Business; and

     (iii)to ensure that such part of the amount referred to in sub-paragraph (i) above as is estimated as being equal to the allowed security costs incurred by the licensee as costs in its Supply Business and its Second-Tier Supply


Business respectively are recovered by appropriate equitable increases in the charges made by the licensee in those Businesses and the licensee shall comply with the terms of any directions so issued.


3. At any time following a security period, the Director may (following such consultation with the licensee and others as the Director may consider appropriate) issue directions suspending or modifying the charge restriction conditions or any part or parts thereof or replacing such directions as may have been made during the security period and introducing such new charge restriction conditions as in the opinion of the Director are appropriate in all the circumstances (including at the Director's discretion an appropriate adjustment having regard to any profit gained or foregone by the licensee during the security period), and the licensee shall comply with any directions so issued.

    4.At any time within three months after the issue of d irections by the Director under paragraph 3, the licensee may serve on the Director a disapplication request in respect of such of the charge restriction conditions or any part or parts thereof as are specified in the request.

5. If within three months of the receipt by the Director of the disapplication request referred to in paragraph 4, the Director has either not agreed in writing to such disapplication request or has not made a reference to the Monopolies Commission under
Section 12 of the Act relating to the modification of the charge restriction conditions, the licensee may deliver one month's written notice to the Director terminating the application of the charge restriction conditions (or any part or parts thereof) as were specified in the disapplication request.

    6.Subject to paragraphs 7 and 9, the licensee shall in any relevant year be entitled to recover an aggregate amount equal to its allowed security costs in that year or (insofar as not previously recovered) any previous year, by means of appropriate equitable increases on the charges made by the licensee in each of its Distribution,

Supply and Second-Tier Supply Businesses.

    7.Paragraph 6 shall not apply in so far as such allowed security costs:

     (a)  were otherwise recovered by the licensee; or

     (b) were taken into account by the Director in setting charge restriction conditions by means of directions issued under paragraph 3 above.

8. The licensee shall following the end of each relevant year provide to the Director, as being one of the specified items to be contained in the statement referred to at paragraph 8 of Condition 3E, details in respect of that relevant year of:

     (a)  the amount of the licensee's allowed security costs;
and

          (b)the aggregate amounts charged under paragraph 6 on account of the licensee's allowed security costs; and

    (c)the bases and calculations underlying the increases in charges made by the licensee in its Distribution, Supply and Second-Tier Supply Businesses under paragraph 6.

    9.Where the Director is satisfied that the licensee has recovered amounts in excess of the allowed security costs, the Director may issue directions requiring the licensee to take such steps as may be specified to reimburse customers of or purchasers from the Distribution, Supply and Second-Tier Supply Business (as the case may be) for the excess amounts charged to them, and the licensee shall comply with any directions so issued provided that if the excess amounts relate to allowed security costs paid to any authorised electricity operator, the licensee shall not be obliged to make any such reimbursement unless and until it has recovered such costs from the relevant authorised electricity operator.

    10.No amounts charged by the licensee under this Condition
(whether or not subsequently required to be reimbursed) shall be taken into account for the purpose of applying the charge restriction provisions of Conditions 3A and 3B.

11. In this Condition:

"allowed security cost"  shall have the meaning ascribed to
                         that term in the Fuel Security
                         Code

"security  period"       means   a period commencing on the date on
                         which  any  direction issued  by
                         the  Secretary  of  State  under
                         Section  34(4)(b)  of  the   Act
                         enters effect and terminating on
                         the date (being not earlier than
                         the  date  such  direction,   as
                         varied,  is revoked or  expires)
                         as     the    Director,     aRer
                         consultation  with such  persons
                         (including  without  limitation,
                         licence  holders  liable  to  be
                         principally  affected)   as   he
                         shall consider appropriate,  may
                         with   the   consent   of    the
                         Secretary of State by notice  to
                         all  licence  holders  determine
                         after having regard to the views
                         of such persons.


Condition 3G: Duration of charges restriction conditions

1. The charge restriction conditions shall apply so long as this licence continues in force but shall cease to have effect (in whole or in part, as the case may be) if the licensee delivers to the Director a disapplication request made in accordance with paragraph 2 and:

     (a) the Director agrees in writing to the disapplication request; or

         (b) their application (in whole or in part) is terminated by notice given by the licensee in accordance with either paragraph 4 or paragraph 5.

2.   A disapplication request pursuant to this Condition 3G shall
(a) be in writing addressed to the Director, (b) specify the charge restriction conditions (or any part or parts thereof) to which the request relates and (c) state the date from which the licensee wishes the Director to agree that the specified charge restriction conditions shall cease to have effect.

3. Save where the Director otherwise agrees, no disapplication following delivery of a disapplication request pursuant to this Condition 3G shall have effect earlier than that date which is the later of:

     (a) a date being not less than 18 months after delivery of the disapplication request; and either

          (b)in the case of distribution charges regulated under Condition 3A, 31st March 2000; or

          (c)in the case of supply charges regulated under Condition 3B, 31st March
1998.

4. If the Director has not made a reference to the Monopolies Commission under Section 12 of the Act relating to the modification of the charge restriction conditions before the beginning of the period of 12 months which will end with the disapplication date, the licensee may deliver written notice to the Director terminating the application of such of the charge restriction conditions (or any part or parts thereof) as are specified in the disapplication request with effect from the disapplication date or a later date.

5. If the Monopolies Commission makes a report on a reference made by the Director relating to the modification of the charge restriction conditions (or any part or parts thereof) specified in the disapplication request and such report does not include a conclusion that the cessation of such charge restriction conditions, in whole or in part, operates or may be expected to operate against the public interest, the licensee may within 30 days after the publication of the report by the Director in accordance with Section 13 of the Act deliver to him written notice terminating the application of such charge restriction conditions with effect from the disapplication date or later.

    6.A disapplication request or notice served under this Condition may be served in respect of a specified geographic area.

Condition .1: Prohibition of cross-subsidies and of discrimination

    1.The licensee shall procure that no Separate Business gives any cross-subsidy to, or receives any cross-subsidy from, any other business of the licensee or an affiliate related undertaking of the licensee (whether or not a Separate Business). For the purpose of this paragraph, those parts of the Supply Business and of the Second
Tier Supply Business consisting in the supply of electricity to over 0.1 MW customers and in the supply of electricity to 0.1 MW customers shall each be treated as a Separate Business.


    2.The licensee shall not, and shall procure that any a ffiliate or related undertaking of the licensee shall not, supply or offer to supply electricity to any 0.1 MW customer or group of 0.1 MW customers at prices or on other terms affecting the financial value of the supply which differ from those on which it supplies or offers to supply electricity to any other 0.1 MW customer or group of
0.1 MW customers except in so far as such differences reasonably reflect differences in the costs associated with such supply.

    3. The licensee shall not, and shall procure that any affiliate or related undertaking of the licensee shall not, supply or sell or offer to supply or sell electricity (including under any electricity sale contract) to any one relevant purchaser or person seeking to become a relevant purchaser on terms as to price which are materially more or less favourable than those on which it supplies or sells or offers to supply or sell electricity (including under any electricity sale contract) to comparable relevant purchasers. For these purposes, due regard shall be had to the circumstances of supply or sale to such purchasers including (without limitation) volumes, load factors, conditions of interruptibility, location of premises being supplied and date and duration of the agreement.

4.        For the purposes of paragraph 3:

"relevant purchaser"     means any purchaser of electricity
                         from the licensee or any
                         affiliate or related undertaking
                         of the licensee other than a 0.1
                         MW customer.

Condition 5:  Obligation on economic purchasing

    1.Subject to paragraph 6, the provisions of paragraph 2 shall apply separately in relation to purchases of electricity from the following sources:

     (a)  qualifying renewable generation

     (b)  qualifying non-fossil generation; and

     (c) generation from any source other than as referred to in sub-paragraphs (a) and (b) above.

2. In respect of each category referred to in paragraph I above, and subject to paragraph 4 below, the licensee shall:

     (a)  itself purchase;

     (b)  procure any affiliate of the licensee to purchase; and

      (c)  in so far as it is able through the exercise of voting
rights  or  otherwise to do so, procure              any  related
undertaking of the licensee or any defined undertaking to purchase electricity at the best effective price reasonably obtainable having regard to the sources available.

3. In determining the effective price at which electricity is purchased by the licensee or any affiliate or related undertaking of the licensee or any defined undertaking, regard shall be had to any payments made or received or to be made or received for the grant of or pursuant to any electricity purchase contract.

4. In the discharge of its obligations under paragraph 2 above, the licensee may additionally have regard to any considerations liable to effect its ability and that of any affiliate of the licensee to discharge its obligations under this Condition in the future. including the future security. reliability and diversity of sources of electricity available for purchase.

5. In this- Condition (and subject to 6) references to qualifying renewable generation and to qualifying non-fossil generation shall refer to generation from capacity of that description which:

     (i) has been contracted by the licensee or any defined undertaking under an arrangement certified by the Secretary of State under Section 32(7) of the Act which was entered into prior to the date this licence enters force; or

          (ii)is available to be contracted under arrangements to be produced to the Director in satisfaction of an obligation imposed on the licensee by Order made under Section 32 of the Act after this licence enters force.

    6.Notwithstanding that generation may previously have been contracted as being qualifying renewable generation or qualifying non-fossil generation (as the case may be), it shall cease to be so treated to the extent that:

          (a)the licensee (or any affiliate or related undertaking of the licensee or any defined undertaking) enjoys contractual freedom to vary or discontinue its obligation to purchase such generation; and

          (b)capacity from which qualifying renewable or non-fossil generation (as the case may be) is otherwise contracted by the licensee or any affiliate or related undertaking of the licensee or any defined undertaking is equal to or exceeds the aggregate capacity specified in any Orders previously made under Section 32 of the Act and continuing in force, as being required to be available to the licensee at that time or in respect of any future period covered by such Orders.

7. Paragraphs 2, 3 and 4 of this Condition shall apply mutatis mutandis where the licensee exercises a discretion or (by agreement or otherwise) varies the terms of an existing contract (whether or not entered into prior to the date of entry into force of this licence) in such a manner as to alter the effective price under such contract.

    8.In this Condition:

"defined undertaking"           means Non-Fossil Purchasing Agency
                                Limited or other entity through which the licensee enters into qualifying arrangements within the meaning of Section 33 of the Act.


"purchase"                      includes the acquisition of electricity from
                                sources falling to be treated as own
                                generation for the purpose of Condition 6, and the purchase of electricity under electricity purchase contracts.

"qualifying non-fossil
generation"                     shall include generation from renewable
                                sources which for the time being has not been contracted as being qualifying renewable generation.


Condition 6: Restriction on own-generation capacity

1. The licensee shall procure that, with effect from the transfer date, the Generation Business of the licensee is held as a Separate Business by or through a wholly owned subsidiary of the licensee.

2. Save with the prior written consent of the Director or in the circumstances described in paragraph 3 below, the licensee shall at all times ensure that the sum of the amounts in megawatts (calculated as provided under paragraphs 4 and 5 below) represented by the declared net capacity of the licensee's own-generation sets and the appropriate share of the declared net capacity of generation sets in which the licensee has an accountable interest shall not exceed 700 megawatts.

3. Where the licensee is in breach of paragraph 2 by reason of the acquisition of own-generation sets or an accountable interest in other generation sets in consequence of the occurrence of a specified event affecting the operator or any third party, the licensee shall forthwith notify the Director for the purpose of obtaining such consent as is specified in paragraph 2.

4.   For the purposes of calculating the limit under paragraph  2 and subject to paragraph 5, there shall be attributed to the licensee:

      (a) the whole of the declared net capacity represented by own-generation sets;
and

     (b) the appropriate share (namely the share representing the licensee's economic interest therein) of the declared net capacity of generation sets in which it has an accountable interest, ascertained in such manner as the licensee with the approval of the Director may determine.

  5. Where the Director is satisfied that by virtue of the licensee's economic interest (ascertained in such manner as the Director may determine) therein:

          (a)generation sets in which the licensee has only an accountable interest should more properly be treated as own-generation sets; or

          (b)own-generation sets should more properly be treated as sets in which the licensee only has an accountable interest; or

          (c)own-generation sets, or generation sets in which the licensee has an accountable interest, should not be treated as falling in either category; or

    (d)generation sets not declared as sets in which the licensee has an accountable interest, should be treated as generation sets in which the licensee has an accountable interest the Director may issue directions to that effect.

    6.For the purposes of this Condition and subject to pa ragraphs 5 and 9, the licensee shall have an accountable interest in a generation set in circumstances where (such generation set not being an own-generation set of the licensee):

          (a)the operator is a related undertaking of the licensee or any affiliate of the licensee; or

          (b)the licensee or any affiliate of the licensee is in partnership with or is party to any arrangement for sharing profits or cost-savings or any joint venture with the operator or with any third party with regard to the operator; or

     (c) the licensee or any affiliate of the licensee has (directly or indirectly):

          (i) any beneficial shareholding interest in the operator; or

          (ii)any beneficial underlying interest in the generation set; or

          (iii)provided or agreed to provide finance to the operator otherwise than on arm's length terms; or

     (iv) provided or agreed to provide, or has determined or is responsible for determining the price (or other terms affecting the financial value) of, the fuel used in the generation sets and is entitled under a contract of not less than 5 years' duration:

      (aa) to a share of the declared net capacity of the generation set; or

     (bb) to a share of the declared net capacity of a generation set being the own-generation set of another authorised electricity operator or in which such authorised electricity operator has an accountable interest, under arrangements for the exchange of capacity entitlement or supplies of electricity representing such entitlement between the licensee or its affiliate and such authorised electricity operator.

    7.Paragraph 6 shall be applied in relation to the calculation of an accountable interest in generation sets of any other authorised electricity operator as if the references therein to the licensee were replaced by references to such authorised electricity operator.

    8.References in paragraph 6 to contracts giving entitlements to a share of declared net capacity shall include electricity sale or purchase contracts where rights under such contract are exercisable by reference to an identified generation set or to amounts generated at such set.

9. The licensee shall not be deemed to have an accountable interest in a generation set where:

     (a) such generation set is owned and operated by the National Grid Company plc a wholly-owned subsidiary thereof under a licence granted pursuant to Section 6 of the Act; or

     (b) the licensee's interest arises wholly under the terms of the Pooling and Settlement Agreement or (other than as provided in paragraph 8) under any electricity purchase or sale contract; or

          (c)the licensee's interest arises solely by virtue of arrangements for the sharing with the operator of any generation set of the risks associated with changes in the price of fuel used by the generation set during the term of any such contract as is referred to in paragraph 6 or 8 above.

10. The licensee shall, on each such occasion as it provides to the Director separate accounts for the Generation Business pursuant to paragraph 3(b)(i) of Condition 2 and at any other time upon request of the Director, provide to the Director a statement:

     (a) confirming compliance with paragraphs 1, 2 and 3 above as at the date of the statement and throughout the period since the last such statement; and

     (b) identifying (in such detail and with such supporting documents or information as the Director may require) the amount of capacity in megawatts represented by the declared net capacity of own-generation sets attributable to the licensee and the appropriate share of the licensee in the declared net capacity of generation sets in which the licensee has an accountable interest, as at the date of the statement.

11. Where the.Director is satisfied that the basis of calculation used by the licensee is not in conformity with paragraphs 4 and 5 above, the Director may issue directions specifying an alternative of calculation. and the basis of calculation by the licensee shall be adjusted accordingly with effect from the date of issue of the directions or such other date as may be specified in the directions.

12.  In this Condition:

                         "operator"     means, in
                         relation to any generation set,
                         the authorised electricity
                         operator or any person for the
                         time being responsible (under
                         contract or otherwise) for the
                         generation or sale of
                         electricity from such plant.

                         "own-generation set"      means
                         any generation set the majority
                         beneficial ownership of which is
                         vested in the licensee or an
                         affiliate of the licensee or in
                         respect of which the licensee or
                         an affiliate of the licensee is
                         the operator and references to
                         own-generation sets of another
                         authorised electricity operator
                         shall be construed as if the
                         references herein to the
                         licensee were replaced by
                         references to that authorised
                         electricity operator.

                         "specified event"   means any
                         such event as is described in
                         paragraph (I)(f) of Schedule 2
                         to this licence but for this
                         purpose as if references to the
                         licensee were replaced by
                         references to the operator or
                         third party in question.

                         "underlying interest"
                         interest arising by reason of
                         the licensee or affiliate or any
                         related undertaking of the
                         licensee or affiliate (whether
                         alone or with others):


                         (a) holding or being entitled to
                         acquire an interest in the  land
                         on  which the generation set, or
                         any part thereof, built;

                         (b) being in partnership with or
                         party  to  any  arrangement  for
                         sharing     of    profits     or
                         cost-savings   or   any    joint
                         venture  with any person holding
                         or   entitled  to   acquire   an
                         interest  in the land  on  which
                         the  generation set, or any part
                         thereof, is built;

                         (c) owning any electrical plant
                         situated on or operated as a
                         unit with the generation set
                         (and for such purpose, any
                         electrical plant or equipment to
                         the possession of which the
                         licensee, affiliate or related
                         undertaking is entitled under
                         any agreement for hire, hire
                         purchase, conditional sale or
                         loan shall be deemed to be owned
                         by such person) provided always
                         that such electrical plant shall
                         not be deemed to be operated as
                         a unit with any generation set
                         by reason only of connections with
                         any other system for the transmission
                         or distribution of electricity; or

                         (d) having obtained any consent under
                         Section 36 of the Act required for the
                         construction or extension of the generation set or any part thereof.71

Condition 7: Tariffs

    1.The licensee shall ensure that any tariffs fixed under
Section 18 of the Act shall be so framed as separately to identify:

     (a)  the use of system element in the licensee's charges;
and

     (b) the charges in respect of the supply of electricity to tariff customers.

2. The licensee shall provide to the Director copies of the tariffs from time to time fixed by the licensee pursuant to
Section 18 of the Act no later than publication thereof.

    3.Where the Director considers that by reason of the c omplexity of any such tariffs fixed by the licensee, simplified explanatory statements are required or expedient for the understanding of tariff customers, the Director may direct the licensee to draw up such explanatory statements and thereafter to publish them with the tariffs to which they relate.

Condition 8: Basis of charges for top-up and standby supplies or sales of electricity, use of system and connection to the system:
requirements for transparency

    1.The licensee shall as soon as practicable and in any event within 28 days after this licence has come into force prepare statements in a form approved by the Director setting out the basis upon which the charges for the provision of top-up and standby supplies or sales of electricity (as part of the Supply or Second-Tier Supply Business), for use of system and for connection to the licensee's distribution system (in each case, as part of the Distribution Business) will be made, in all cases in such form and with such detail as shall be necessary to enable any person to make a reasonable estimate of the charges to which he would become liable for the provision of such services, and (without prejudice to the foregoing) including the information set out in paragraphs 2 to 4 below.

2. The statement referred to in paragraph I shall in respect of the provision of top-up and standby supplies or sales of electricity set out the methods by which and the principles on which the charges for the provision of each of top-up supplies or sales and standby supplies or sales will be made.

3. The statement referred to in paragraph I shall in respect of use of system include:

     (a) a schedule of charges for transport of electricity under use of system;

     (b) a schedule of adjustment factors to be made in respect of distribution losses, in the form of additional supplies required to cover those distribution losses;

          (c) the methods by which and the principles on which the charges (if any) for availability of distribution capacity on the licensee's distribution system will be made;

          (d)a schedule of charges in respect of meter reading, accounting and administrative services; and

          (e)a schedule of the charges (if any) which may be made for the provision and installation of any meters or electrical plant at entry or exit points, the provision and installation of which is ancillary to the grant of use of system, and for the maintenance of meters or electrical plant.

    4.The statement referred to in paragraph I shall in respect of connections to the licensee's distribution system include:

      (a) a schedule listing those items (including the carrying out of works and the provision and installation of electric lines or electrical plant or meters) of significant cost liable to be required for the purpose of connection (at entry or exit points) to the licensee's distribution system for which connection charges may be made or levied and including (where practicable) indicative charges for each such item and (in other cases) an explanation of the methods by which and the principles on which such charges will be calculated;

     (b) the methods by which and the principles on which any charges will be made in respect of extension or reinforcement of the licensee's distribution system rendered (in the licensee's discretion) necessary or appropriate by virtue of providing connection to or use of system to any person seeking connection;

     (c) the methods by which and the principles on which connection charges will be made in circumstances where the electric lines or electrical plant to be installed are (at the licensee's discretion) of greater size or capacity than that required for use of system by the person seeking connection;

    (d)the methods by which and the principles on which any charges (including any capitalised charge) will be made for maintenance repair, and replacement required of electric lines, electrical plant or meters provided and installed for making a connection to the licensee's distribution system;

(e) the methods by which and principles on which any charges will be made for disconnection from the licensee's distribution system and the removal of electrical plant, electric lines and ancillary meters following disconnection.

    5.The basis on which charges for the provision of top-up and standby supplies or sales of electricity shall be set shall reflect the costs directly incurred in the provision thereof, together with a reasonable rate of return on the capital represented by such costs.

    6.Use of system charges for those items referred to in paragraph 3 shall be determined on the same basis as is applied by the licensee when determining the use of system element of tariffs fixed pursuant to Section 18 of the Act and Condition 7.

    7.Connection charges for those items referred to in paragraph
4 shall be set at a level which will enable the licensee to recover:

     (a) the appropriate proportion of the costs directly or indirectly incurred in carrying out any works, the extension or reinforcement of the licensee's distribution system or the provision and installation, maintenance repair, and replacement or (as the case may be) removal following disconnection of any electric lines, electrical plant or meters; and

     (b) a reasonable rate of return on the capital represented by such costs.

8. If so requested and subject to paragraphs 9 and 14 below. the licensee shall, as soon as practicable and in any event within 28 days (or where the Director so approves such longer period as the licensee may reasonably require having regard to the nature and complexity of the request) after the date referred to in paragraph 15 below give or send to any person making such request a statement showing present and future circuit capacity, forecast power flows and loading on the part or parts of the licensee's distribution system specified in the request and fault levels for each distribution node covered by the request and containing:

     (a) such further information as shall be reasonably necessary to enable such person to identify and evaluate the opportunities available when connecting to and making use of the part or parts of the licensee's distribution system specified in the request; and

          (b)if so requested, a commentary prepared by the licensee indicating the licensee's views as to the suitability of the part or parts of the licensee's distribution system specified in the request for new connections and transport of further quantities of electricity.

    9.The licensee shall include in every statement given or sent under paragraph 8 above the information required by that paragraph except that the licensee may:

          (a)with the prior consent of the Director omit from any such statement any details as to circuit capacity, power flows, loading or other information, disclosure of which would, in the view of the Director, seriously and prejudicially affect the commercial interests of the licensee or any third party; and

          (b)omit information the disclosure of which would place the licensee in breach of Condition 12.

   10.The licensee may periodically revise the information set out in and, with the approval of the Director, alter the form of the statements prepared in accordance with paragraph I and shall, at least once in every year this licence is in force, revise such statements in order that the information set out in the statements shall continue to be accurate in all material respects.

    11.The licensee shall send a copy of the statements prepared in accordance with paragraph 1, and of each revision of such statements in accordance with paragraph 10, to the Director.

    12.The licensee shall give or send a copy of the statements prepared in accordance with paragraph I, or (as the case may be) of the latest revision of such statements in accordance with paragraph 10, to any person who requests a copy of such statement or statements.

    13.The licensee may make a charge for any statement given or sent pursuant to paragraph 12 of an amount which shall not exceed the amount specified in directions issued by the Director for the purposes of this Condition based on the Director's estimate of the licensee's reasonable costs of providing such a statement.

    14.The licensee may within 10 days after receipt of the request provide an estimate of its reasonable costs in the preparation of any statement referred to in paragraph 8, and its obligation to provide such statement shall be conditional on the person requesting such statement agreeing to pay the amount estimated or such other amount as the Director may, upon application of the licensee or the person requesting such statement, direct.

    15.For the purposes of paragraph 8 above, the date referred to shall be the latest of:

          (a)the date of receipt of the request referred to in paragraph 8; or

          (b)the date on which the licensee receives agreement from the person making the request to pay the amount estimated or such other amount as is determined by the Director (as the case may be) under paragraph 14 above.


Condition 8A: Non-discrimination in the provision of top-up or standby supplies or sales of electricity, use of system and connection to the system

    1.In the provision of top-up or standby supplies or sales of electricity or in the carrying out of works for the purpose of connection to the licensee's distribution system. the licensee shall not discriminate:

     (a)  between any persons or class or classes of persons; or

    (b) as between the licensee (in the provision of connections by the licensee as part of its Distribution Business to itself for the purpose of its Supply or Second-Tier Supply Business) and any person or class or classes of persons.

    2.In the provision of use of system the licensee shall not discriminate:

          (a)between any authorised electricity operators or class or classes thereof; or

          (b)as between the licensee (in the provision of use of system by the licensee as part of its Distribution Business to itself for the purpose of its Supply or Second-Tier Supply Business) and any authorised electricity operator or class or classes thereof.

    3.Without prejudice to paragraphs I or 2, the licensee shall not:

          (a)make charges for the provision of top-up or standby supplies or sales of electricity to any person or class or classes of persons; or

          (b)make charges for use of system to any authorised electricity operator or class or classes thereof which differ from the charges for such provision:

               (i)(in the case of top-up or standby supplies or sales of electricity) to any other person or class or classes of person; or

               (ii)(in the case of use of system):

              (aa) to any other authorised electricity operator or to any class or classes thereof; or

              (bb) to the licensee (in the provision of use of system by the licensee as part of its Distribution Business to itself for the purposes of its Supply or Second-Tier Supply
Business)

except in so far as such differences reasonably reflect differences in the costs associated with such provision.

4. The licensee shall not in setting its charges for provision of top-up or standby supplies or sales of electricity or charges for use of system restrict, distort or prevent competition in the generation, distribution or supply of electricity.


Condition 8B: Requirement to offer terms

1. On application made by any authorised electricity operator the licensee shall (subject to paragraph 6) offer to enter into an agreement for use of system:

     (a) to accept into the licensee's distribution system at such entry point or points and in such quantities as may be specified in the application, electricity to be provided by or on behalf of such authorised electricity operator; and/or

          (b)to distribute such quantities of electricity as are referred to in sub-paragraph (a) above (less any distribution losses) at such exit point or points on the licensee's distribution system and to such person or persons as the authorised electricity operator may specify; and

      (c) specifying the use of system charges to be paid by the authorised electricity operator, such charges (unless manifestly inappropriate) to be referable to the statement referred to at paragraphs I and 3 of Condition 8 or any revision thereof, and to be in conformity with the requirements of paragraph 6 of Condition 8; and

     (d) containing such further terms as are or may be appropriate for the purposes of the agreement.

2. On application made by any person, the licensee shall (subject to paragraph 6) offer to enter into an agreement for connection to the licensee's distribution system or for modification to an existing connection and such offer shall make detailed provision regarding:

     (a) the carrying out of works (if any) required to connect the licensee's distribution system to any other system for the transmission or distribution of electricity, and for the obtaining of any consents necessary for such purpose;

          (b)the carrying out of works (if any) in connection with the extension or reinforcement of the licensee's distribution system rendered (in the licensee's discretion) appropriate or necessary by reason of making the connection or modification to an existing connection and for the obtaining of any consents necessary for such purpose;

     (c) the installation of appropriate meters (if any) required to enable the licensee to measure electricity being accepted into the licensee's distribution system at the specified entry point or points or leaving such system at the specified exit point or points;

          (d)the installation of such switchgear or other apparatus (if any) as may be required for the interruption of supply where the person seeking connection or modification of an existing connection does not require the provision by the licensee of top-up or standby supplies or sales of electricity;

          (e)the installation of special metering, telemetry or data processing (if any) for the purpose of enabling any person which is party to the Pooling and Settlement Agreement to comply with its obligations in respect to metering or the performance by the licensee of any service in relation to such metering thereunder;

          (f)the date by which any works required to permit access to the licensee's distribution system (including for this purpose any works to reinforce or extend the licensee's distribution system) shall be completed (time being of the essence unless otherwise agreed by the person seeking connection);

          (g)the connection charges to be paid to the licensee, such charges (unless manifestly inappropriate):

          (I) to be presented in such a way as to be referable to the statement referred to in paragraphs I and 4 of Condition 8 or any revision thereof. and

               (ii)to be set in conformity with the requirements of paragraph 7 of Condition 8 and (where relevant) of paragraph 4; and

          (h)containing such further terms as are or may be appropriate for the purpose of the agreement.

3. The licensee shall (subject to paragraph 6) offer to enter into an agreement with any person who requests the same to provide top-up or standby supplies or sales of electricity, such offer to make provision for the charges to be made in respect of top-up or standby supplies or sales of electricity, such charges:

     (a) to be presented in such a way as to be referable to the statement referred to in paragraph 2 of Condition 8 or any revision thereof; and

          (b)to be set in conformity with the requirements of paragraph 5 of Condition 8.

4. For the purpose of determining an appropriate proportion of the costs directly or indirectly incurred in carrying out works under an agreement for making a connection or modification to an existing connection, the licensee shall have regard to:

          (a)the benefit (if any) to be obtained or likely in the future to be obtained by the licensee or any other person as a result of the carrying out of such works whether by reason of the reinforcement or extension of the licensee's distribution system or the provision of additional entry or exit points on such system or otherwise;

          (b)the ability or likely future ability of the licensee to recoup a proportion of such costs from third parties; and

     (c)  the principles that:

          (i) no charge will normally be made for reinforcement of the existing distribution system if the new or increased load requirement does not exceed 25 per cent of the existing effective capacity at the relevant points on the system; and

               (ii)charges will not generally take into account system reinforcement carried out at more than one voltage level above the voltage of connection.

    5.The licensee shall offer terms for agreements in accordance with paragraphs I to 3 above as soon as practicable and (save where the Director consents to a longer period) in any event not more than the period specified in paragraph 7 below after receipt by the licensee from:

     (a) in the case of paragraph 1, an authorised electricity operator; and

     (b)  in the case of paragraphs 2 and 3, any person

of an application containing all such information as the licensee may reasonably require for the purpose of formulating the terms of the offer.

    6.The licensee shall not be obliged pursuant to this C ondition to offer to enter or to enter into any agreement if:

     (a)   to do so would be likely to involve the licensee:

          (i) in breach of its duties under Section 9 of the Act;

          (ii)in breach of the Electricity Supply Regulations 1988 or of any regulations made under Section 29 of the Act or of any other enactment relating to safety or standards applicable in respect to the Distribution Business;

          (iii)in breach of the Grid Code or the Distribution
Code; or

          (iv)  in breach of the Conditions; of

     (b) the person making the application does not undertake to be bound, in so far as applicable, by the terms of the Distribution Code or the Grid Code from time to time in force; or

     (c) in the case of persons making application for use of system under paragraph 1, such person ceases to be an authorised electricity operator.

    7. For the purpose of paragraph 5, the period specified shall be:

      (a) in the case of persons seeking use of system or top-up or standby supplies or sales of electricity only, 28 days; and

     (b) in the case of persons seeking connection or a modification to an existing connection or use of system or top-up or standby supplies or sales of electricity in conjunction with connection, three months.

    8.The licensee shall within 28 days following receipt of a request from any person, give or send to such person such information in the possession of the licensee as may be reasonably required by such person for the purpose of completing paragraph 8 of Part I and paragraphs 2(v) and (vi) of Part 2 of
Schedule 2 of The Electricity (Application for Licences and Extensions of Licences) Regulations 1990 or such provisions to like effect contained in any further regulations then in force made pursuant to Sections 6(3), 60 and 64(1 ) of the Act.

Condition 8C: Functions of the Director


    I.If. after a period which appears to the Director to be reasonable for the purpose, the licensee has failed to enter into an agreement with (as the case may be) any authorised electricity operator or any person entitled or claiming to be entitled thereto pursuant to a request under Condition 8B, the Director may, pursuant to Section 7(3)(c) of the Act and on the application of such authorised electricity operator or such person or the licensee, settle any terms of the agreement in dispute between the licensee and that authorised electricity operator or that person in such manner as appears to the Director to be reasonable having (in so far as relevant) regard in particular to the following considerations:

      (a) that such authorised electricity operator or such person should pay to the licensee:

          (i) in the case of the provision of top-up or standby supplies or sales of electricity, such sum as is determined in accordance with Paragraph 5 of Condition 8;

               (ii)in the case of provision of use of system, the use of system charges determined in accordance with paragraph 6 of Condition 8; and

           (iii) in the case of provision of a connection or a modification to an existing connection to the system, the whole or an appropriate proportion (as determined in accordance with paragraph 4 of Condition 8B) of the costs referred to in sub-paragraph (a) of paragraph 7 of Condition 8, together with a reasonable rate of return on the capital represented by such costs;

     (b)that the performance by the licensee of its obligations under the agreement should not cause it to be in breach of those provisions referred to at paragraph 6 of Condition 8B;

     (c) that any methods by which the licensee's distribution system is connected to any other system for the transmission or distribution of electricity accord (in so far as applicable to the licensee) with the Distribution Code and with the Grid Code; and

    (d) that the terms and conditions of the agreement so settled by the Director and of any other agreements entered into by the licensee pursuant to a request under Condition 8B should be, so far as circumstances allow, in as similar a form as is practicable.

    2.In so far as any authorised electricity operator or any person entitled or claiming to be entitled to an offer under Condition 8B wishes to proceed on the basis of the agreement as settled by the Director, the licensee shall forthwith enter into and implement such agreement in accordance with its terms.

3. If the licensee proposes to vary the contractual terms of any agreement for connection to the licensee's distribution system or for use of system entered into pursuant to Condition 8B or this Condition in any manner provided for under such agreement, the Director may, at the request of the licensee or other party to such agreement, settle any dispute relating to such variation in such manner as appears to the Director to be reasonable.

Condition 9: Distribution system planning standard and quality of service

1. The licensee shall plan and develop the licensee's distribution system in accordant with a standard not less than that set out in Engineering Recommendation P.215 (October 1978 revision) of the Electricity Council Chief Engineers' Conference in so far as applicable to it or such other standard of planning as the licensee may, following consultation (where appropriate) with the Transmission Company and any other authorised electricity operator liable to be materially affected thereby and with the approval of the Director, adopt from time to time.

2. The licensee shall within 3 months after this licence enters into force draw up arm submit to the Director for his approval a statement setting out criteria by which the quality of performance of the licensee in maintaining distribution system security and availability and quality of service may be measured.

 3. The licensee shall within 2 months after the end of each financial year submit to the Director a report providing details of the performance of the licensee during the previous financial year against the criteria referred to in paragraph 2.

 4. The Director may (following consultation with the licensee and, where appropriate, with the Transmission Company and any other authorised electricity operator liable to be materially affected thereby) issue directions relieving the licensee of its obligation under paragraph I in respect of such parts of the licensee's distribution system and to such extent as may be specified in the directions.

Condition 10: Generation security standard

    1.The licensee shall make arrangements sufficient to meet the generation security standard.

2. The duty imposed by paragraph I shall be discharged either by the licensee's complying with the provisions of paragraph 3 below or by the making by the licensee of such other arrangements as may have been previously approved in writing for the purpose by the Director.

    3.The licensee may discharge the duty imposed by paragraph I by:

          (a)for so long as the relevant condition is met, purchasing as a pool member under the terms of the Pooling and Settlement Agreement quantities of electricity which are at all times sufficient to meet the demands of all qualifying customers of the licensee; and

          (b) for so long as the relevant condition is met, and save by reason of planned maintenance undertaken on the licensee's distribution system or in circumstances of force majeure affecting either the licensee's distribution system or the quantities of electricity delivered into that system, not:

          (i) making voltage reductions outside statutory limits; or

          (ii) interrupting or reducing supplies to any qualifying customer otherwise than as instructed pursuant to the Grid Code by the Transmission Company or in accordance with the Distribution Code.

4. The relevant condition referred to in paragraph 3 is that there should at any relevant time be electricity available to be purchased under the terms of the Pooling and Settlement Agreement at a price less than the ceiling price.

5. The licensee shall upon request by the Director provide to the Director such information as the Director may require for the purpose of monitoring compliance with this Condition and to enable the Director (having regard to his statutory duties) to review the operation of the generation security standard.

6. The provisions of this Condition are without prejudice to the duties of the licensee under the Electricity Supply
Regulations 1988.

7.   In this Condition.

      "ceiling price"           means such price as would be equal to
                                the Pool Selling Price in circumstances
                                where the corresponding Pool Purchase
                                Price was an amount equal to the Value
                                of Lost Load.


    "generation security
           standard"            means  such  standard  of  generation
                                security as will ensure that:


                                (a)the supply of electricity to qualifying customers will not be discontinued in more than 9 years in any 100 years; and

                                (b) the voltage or frequency of electricity supplied to qualifying customers will not be reduced below usual operational limits in more than 30 years in any 100 years by reason of insufficiency of electricity generation available for the purposes of

                         "Pool Purchase Price"    shall
                         each have the meaning from time
                         to time ascribed to them in
                         Schedule 9 to the Pooling and
                         Settlement Agreement
                         and"Pool Selling Price"

                         "qualifying customer"    means
                         any purchaser from the licensee
                         entitled and requiring at any
                         time to be supplied by the
                         licensee at premises within the
                         authorised area of the licensee
                         but shall exclude:

                         (a)  a contract purchaser under
                         an interruptible contract or a
                         contract containing load
                         management terms to the extent
                         that supplies to that purchaser
                         may be interrupted or reduced in
                         accordance with the terms of
                         that contract; and

                         (b) a tariff customer on special
                         tariffs which restrict supplies
                         to particular time periods to
                         the extent that supplies to that
                         customer may be interrupted or
                         reduced in accordance with such
                         tariff.

                         "Value of Lost Load"       means
                         in    respect   of   the   first
                         financial  year, the sum  of  pounds 2
                         per  kWh and, in respect of each
                         succeeding financial  year,  the
                         sum  which corresponds to pounds 2 per
                         kWh  as adjusted to reflect  the
                         percentage change in the  Retail
                         Price  Index between  the  index
                         published   or   determined   in
                         respect to the December prior to
                         the start of that financial year
                         and   the  index  published   or
                         determined for December 1989.

Condition 11: Distribution Code

    1.The licensee shall in consultation with authorised electricity operators liable to be materially affected thereby prepare and at all times have in force and shall implement and (subject to paragraph 10 of this Condition) comply with a Distribution Code:


          (a)covering all material technical aspects relating to connections to and the operation and use of the licensee's distribution system or (in so far as relevant to the operation and use of the licensee's distribution system) the operation of electric lines and electrical plant connected to the licensee's distribution system or the distribution system of any authorised electricity operator and (without prejudice to the foregoing) making express provision as to the matters referred to in paragraph 5 below; and

          (b)            which is designed so as:

            (i) to permit the development, maintenance and operation of an efficient, co-ordinated and economical system for the distribution of electricity; and

           (ii) to facilitate competition in the generation and supply of electricity.

2. The Distribution Code in force at the date this licence enters force shall be sent to the Director for his approval. Thereafter the licensee shall (in consultation with authorised electricity operators liable to be materially affected thereby) periodically review (including upon the request of the Director) the Distribution Code and its implementation. Following any such review, the licensee shall send to the Director:

     (a)  a report on the outcome of such review; and

          (b) any proposed revisions to the Distribution Code from time to time as the licensee (having regard to the outcome of such review) reasonably thinks fit for the achievement of the objectives referred to in sub-paragraph (b) of paragraph 1; and

          (c) any written representations or objections from authorised electricity, operators (including any proposals by such operators for revisions to the Distribution Code not accepted by the licensee in the course of the review) arising during the consultation process and subsequently maintained.

    3.Revisions to the Distribution Code proposed by the licensee and sent to the Director pursuant to paragraph 2 shall require to be approved by the Director.

4. Having regard to any written representations or objections referred to in subparagraph (c) of paragraph 2, and following such further consultation (if any) as the Director may consider appropriate, the Director may issue directions requiring the licensee to revise the Distribution Code in such manner as may be specified in the directions, and the licensee shall forthwith comply with any such directions.

    5.The Distribution Code shall include:

          (a) a distribution planning and connection code containing:

               (i)connection conditions specifying the technical, design and operational criteria to be complied with by any person connected or seeking connection with the licensee's distribution system; and

               (ii)planning conditions specifying the technical and design criteria and procedures to be applied by the licensee in the planning and development of the licensee's distribution system and to be taken into account by persons connected or seeking connection with the licensee's distribution system in the planning and development of their own plant and systems; and

          (b) a distribution operating code specifying the conditions under which the licensee shall operate the licensee's distribution system and under which persons shall operate their plant and/or distribution systems in relation to the licensee's distribution system. in so far as necessary to protect the security and quality of supply and safe operation of the licensee's distribution system under both normal and abnormal operating conditions.

6.    The  licensee shall give or send a copy of the Distribution
Code (as from time to time revised) to the Director.

7. The licensee shall (subject to paragraph 8) give or send a copy of the Distribution Code (as from time to time revised) to any person requesting the same.

    8.The licensee may make a charge for any copy of the Distribution Code (as from time to time revised) given or sent pursuant to paragraph 7 of an amount which will not exceed any amount specified for the time being for the purposes of this Condition in directions issued by the Director.

9.     In   preparing,  implementing  and  complying   with   the
Distribution Code (including in respect of the scheduling of maintenance of the licensee's distribution system), the licensee shall not unduly discriminate against or unduly prefer:

     (a)  any one or any group of persons; or

    (b) the licensee in the conduct of any business other than the Distribution Business in favour of or as against any one other or any other group of persons.

10. The Director may (following consultation with the licensee) issue directions relieving the licensee of its obligations under the Distribution Code in respect of such parts of the licensee's distribution system and to such extent as may be specified in the directions.

11. Compliance with this Condition shall not require the licensee to impose any contractual obligation on tariff customers to comply with the Distribution Code (as from time to time revised).

Condition 12: Restriction on use of certain information


1.Where any person is required. pursuant to the provisions of the Distribution Code to provide information to the licensee or any affiliate or related undertaking of the licensee for the purposes of the Distribution Business such person providing the information may. by notice in writing given to the licensee or such affiliate or related undertaking not later than the time at which such information is provided or by the endorsement on the information of words indicating the confidential nature of such information, specify such information as confidential information for the purposes of this Condition and the provisions of this Condition shall apply to that information.

2.Where the licensee or any affiliate or related undertaking of the licensee receives confidential information in accordance with paragraph 1, the licensee shall (and shall procure that such affiliate or related undertaking shall):

          (a)not use the confidential information for any purpose other than that for which it was provided;

          (b)without prejudice to sub-paragraph (a), not use the confidential information in a manner which may obtain for the licensee or any affiliate or related undertaking of the licensee any commercial advantage in the operation of the Supply Business or of the Second-Tier Supply Business;

    (c)not authorise access to nor disclose any confidential information other than:

     (i) to such of the employees of the licensee or any affiliate or related undertaking of the licensee (as the case may be) as require to be informed thereof for the effective operation of the Distribution Business;

          (ii) to such agents. consultants and contractors as require to be informed thereof for the effective operation of the Distribution Business;

          (iii)      to the Director;

          (iv)      (with the prior approval of the person
providing the confidential information) to the Transmission
Company; or

          (v) information which the licensee or any affiliate or related undertaking of the licensee (as the case may be) is required or permitted to make disclosure of:

               (aa) in compliance with the duties of the licensee or any affiliate or related undertaking of the licensee (as the case may be) under the Act or any other requirement of a Competent Authority;

                (bb) in compliance with the conditions of any licence issued under the Act or any document referred to in any such licence with which the licensee or any affiliate or related undertaking of the licensee (as the case may be) is required by virtue of the Act or such licence to comply;

                (cc) in compliance with any other requirement of law;

                (dd)  in  response to a requirement of any  Stock
Exchange or regulatory authority or the Panel on Take-overs and Mergers; or

                   (ee) pursuant to the arbitration rules for the Electricity Supply Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal of competent jurisdiction; and

          (d)take all reasonable steps to ensure that any such person as is referred to in sub-paragraph (c)(i) and (c)(ii) above to whom the licensee or any affiliate or related undertaking of the licensee (as the case may be) discloses confidential information does not use that confidential information for any purpose other than that for which it was provided and does not disclose that confidential information otherwise than in accordance with the provisions of this Condition.

    3.In this Condition:


"Competent Authority"           means the Secretary of State,  the
                                Director and any local or national agency, authority, department, inspectorate, minister, ministry, official or public or statutory person (whether autonomous or not) of, or of the government of,the United Kingdom or the European Community.



"confidential                   means all information provided by any
 information"                   person pursuant to the provisions of the
                                Distribution Code which is specified as
                                confidential by such person as provided in paragraph 1, but shall exclude all information that is in or enters into the public domain otherwise than as a consequence of unauthorised disclosure by the licensee or any affiliate or related undertaking of the licensee (or by any person to whom the same is disclosed or suffered to be disclosed by the licensee or such affiliate or related undertaking).

"Electricity Supply
Industry Arbitration
Association"                     means the unincorporated members' club of
                                 that name formed inter alia to promote the efficient and economic operation of the procedure for the resolution of disputes within the electricity supply industry by means of arbitration or otherwise in accordance with its arbitration rules.



Condition 13: Compliance with the Grid Code

    1.The licensee shall comply with the provisions of the Grid
Code in so far as applicable to it.

2. The Director may (following consultation with the Transmission Company) issue directions relieving the licensee of its obligation under paragraph I in respect of such parts of the Grid Code and to such extent as may be specified in those directions.


Condition 14: Security arrangements

    1.The licensee shall comply with the provisions of the Fuel
Security Code and such provisions shall have effect as if they were set out in this licence.


Condition 15: Pooling and Settlement Agreement

    1.The licensee shall be a pool member under and comply with the provisions of, the Pooling and Settlement Agreement.

Condition 16: Conditions of supply affecting tariff customers' statutory rights

    1The licensee shall not include in or send with any notice given under Section 16(3) of the Act. or any form provided to tariff customers or prospective tariff customers for use in giving notice under Section 16(2) of the Act. or any notice sent subsequently. an invitation to agree to anything which, by virtue of the Act, may only be done or (as the case may be) not done:

     (a)   with the agreement of that person; or

     (b) in any case where that person withholds his agreement or makes that agreement subject to terms and conditions to which the licensee objects, with the approval or consent or by order of the Secretary of State unless the form and terms of such invitation have first been submitted to and approved by the Director.

2.   Nothing in paragraph I shall prevent the licensee from:

     (a) requiring a customer or prospective customer to enter into a special agreement where this is permitted under Section 22 of the Act;

          (b)including in any such notice any provision or condition which the licensee is required or permitted to include in such notice by virtue of Section 16(4) of the Act; or

         (c)including in any such notice concerning the provision of a supply to premises:

               (i)not previously supplied by the licensee; or

              (ii) where any change is required in the location of any electric line, electrical plant or electric meter an invitation to any customer or prospective customer to agree to any provision or condition concerning the installation or location of any or all of an electric line, electrical plant or an electric meter in any such case without having submitted the form and terms of such agreement or notice to the Director.

3. The licensee shall include in any form provided to tariff customers or prospective tariff customers for use in giving notice under
Section 16(2) of the Act a prominent statement of the right of such customer to apply to the Director for the determination of any dispute arising out of the proposed terms of supply.

Condition 17: Licensee's apparatus on tariff customers' side of meter

1. This Condition applies where the licensee installs a second meter or other apparatus for the purpose of ascertaining or regulating the amount of electricity supplied, the period of supply, or any other quantity or time connected with the supply on the customer's side of the meter or meters registering the quantity of the supply to a tariff customer.

2. Any second meter or other apparatus installed by the licensee in the position and for a purpose described in paragraph I shall be such that the power consumed by it, when aggregated with the power consumed by any other meter or apparatus installed by the licensee in the like position and for a like purpose in relation to the tariff customer, does not exceed 10 watts except where otherwise agreed with the tariff customer.


Condition 18: Code of practice on payment of bills

   1.The licensee shall within three months after this licence has come into force prepare and submit to the Director for his approval a Code of Practice concerning the payment of electricity bills by customers occupying domestic premises, and including appropriate guidance for the assistance of such customers who may have difficulty in paying such bills.

2. The licensee shall, whenever requested to do so by the Director, review the Code prepared in accordance with paragraph 1, and the manner in which it has been operated, with a view to determining whether any modification should be made to it or to the manner of its operation.

3.  In preparing the Code, and in carrying out any review
(including in accordance with paragraph 2), the licensee shall consult the relevant consumers' committee and shall have regard to any representations made by it about the Code or the manner in which it is likely to be or (as the case may be) has been operated.

4. The licensee shall submit any revision of the Code which, after consulting the relevant consumers' committee in accordance with paragraph 3, it wishes to make to the Director for his approval.

5.  The licensee shall:

          (a)  send a copy of the Code and of any revision of it
(in each case, in the form approved by the Director) to the Director and the relevant consumers' committee;

          (b) draw to the attention of customers occupying domestic premises the existence of the Code and each substantive revision of it and how they may inspect or obtain a copy of the Code in its latest form;

    (c) make a copy of the Code (as from time to time revised) available for inspection by members of the public at each of the relevant premises during normal working hours; and

     (d) give or send free of charge a copy of the Code (as from time to time revised) to any person who requests it.

Condition 19: Methods for dealing tariff customers in default

1. The licensee shall within three months after this licence has come into force, after consultation with the relevant consumers' committee, prepare and submit to the Director for his approval methods for dealing with tariff customers who, through misfortune or inability to cope with electricity supplied for domestic use on credit terms, incur obligations to pay for electricity so supplied which they find difficulty in discharging including, in particular, methods for:

    (a) distinguishing such tariff customers from others in default;

    (b) detecting failures by such tariff customers to comply with arrangements entered into for paying by installments charges for electricity supplied;

     (c) making such arrangements so as to take into account the tariff customer's ability to comply with them;

     (d) ascertaining, with the assistance of other persons or organizations, the ability of tariff customers to comply with such arrangements

     (e) providing for such a tariff customer who has failed to comply with such arrangements a prepayment meter where safe and practical to do so; and

     (f) calibrating any prepayment meter so provided so as to take into account the tariff customer's ability to pay any of the charges due from the customer under such arrangements in addition to the other charges lawfully being recovered through the prepayment meter.


    2.The licensee shall not make any substantial change in the methods adopted under this Condition without the consent of the Director.

    3.The licensee shall furnish the Director with such in formation as to such methods as he may from time to time direct.

Condition 20: Provision of services for persons who are of pensionable age or disabled

    1.The licensee shall make arrangements for persons occupying domestic premises who are of State pensionable age or disabled by which special services in the following respects can be made available where appropriate:

     (a) providing where practicable special controls and adaptors for electrical appliances and meters (including pre-payment meters) and repositioning meters;


    (b) providing special means of identifying officers authorised by the licensee;
and

    (c)giving advice on the use of electricity.

    2.The licensee shall within three months after the date on which this licence has come into force prepare and submit to the Director for his approval a Code of Practice describing the special services available and any charges made or to be made.

    3.The licensee shall whenever requested to do so by the Director review the Code prepared in accordance with paragraph 2, and the manner in which it has been operated, with a view to determining whether any modification should be made to it or to the manner of its operation.

4. In preparing the Code, and in carrying out any review (including in accordance with paragraph 3), the licensee shall consult the relevant consumers' committee and shall have regard to any representations made by it about the Code or the manner in which it is likely to be or (as the case may be) has been operated.

    5.The licensee shall submit any revision of the Code which, after consulting the relevant consumers' committee in accordance with paragraph 4, it wishes to make to the Director for his approval.

    6.The licensee shall:

     (a) send a copy of the Code and of any revision of it (in each case, in the form approved by the Director) to the Director and the relevant consumers' committee;

     (b) make a copy of the Code (as from time to time revised) available for inspection by members of the public at each of the relevant premises during normal working hours; and

    (c) give or send free of charge a copy of the Code (as from time to time revised) to any person who requests it.

Condition 21: Standards of performance

    1.The licensee shall conduct its Supply and Distribution Businesses in the manner which it reasonably considers to be best calculated to achieve any standards of overall performance or standards of performance in connection with the promotion of the efficient use of electricity by customers, as may be determined by the Director pursuant to Sections 40 and 41 respectively of the Act.


Condition 22: Efficient use of electricity'.

    1.The licensee shall within three months after this licence has come into force, after consultation with the relevant consumers' committee. prepare and submit to the Director for his approval a Code of Practice setting out the ways in which the licensee will make available to customers such guidance on the efficient use of electricity as will, in the opinion of the licensee, enable them to make informed judgments on measures to improve the efficiency with which they use the electricity supplied to them. Such Code of Practice shall include, but shall not be limited to:

     (a) the preparation and making available free of charge to any customer who requests it of a statement, in a form approved by the Director, setting out information and advice for the guidance of customers in the efficient use of electricity supplied to them;

     (b) the creation and maintenance within the licensee's organization of sources from which customers may obtain further information about the efficient use of electricity supplied to them, including the maintenance of a telephone information service;

     (c) the preparation and making available free of charge to any customer who requests it of a statement or statements of sources (to the extent that the licensee is aware of the same) outside the licensee's organization from which customers may obtain additional information or assistance about measures to improve the efficiency with which they use the electricity supplied to them, such statement or statements to include basic information which is publicly available on financial assistance towards the costs of such measures available from Central or Local Government or through bodies in receipt of financial support from Government in connection with measures to promote the efficiency of energy use.

2. Where the Director (who may have regard to the need for economy, efficiency and effectiveness before giving directions under this paragraph) gives directions to do so' the licensee shall:

     (a)  review and prepare a revision of the Code of Practice;

     (b) take steps to bring to the attention of customers information on the efficient use of electricity supplied to them; and

     (c) send to each customer a copy of any information published by the Director pursuant to Section 48 of the Act in such manner and at such times as will comply with those directions.

3.   The licensee shall:

    (a) send a copy of any Code of Practice prepared in accordance with paragraph 1, and of any revision of such Code prepared in accordance with paragraph 2 (in each case, in the form approved by the Director) to the Director and the relevant consumers' committee;

    (b) make a copy of such Code (as from time to time revised) available for inspection by members of the public at each of the relevant premises during normal working hours; and

    (c) give or send free of charge a copy of such Code (as from time to time revised) to any person who requests it.

Condition 23: Complaint handling procedure

1.The licensee shall within three months after this licence has come into force establish a procedure for handling complaints from customers about the manner in which the licensee conducts its Supply and Distribution Businesses.

2. The licensee shall, whenever requested to do so by the Director, review the procedure established in accordance with paragraph 1, and the manner in which that procedure has been operated, with a view to determining whether any modification should be made to it or to the manner of its operation.

3. In establishing a procedure in accordance with paragraph 1, and in carrying out any review (including in accordance with paragraph 2), the licensee shall consult the relevant consumers' committee and shall have regard to any representations made by it about the procedure or the manner in which it is likely to be or (as the case may be) has been operated.

4. Any procedure established in accordance with this Condition shall specify the periods within which it is intended that different descriptions of complaint should be processed and resolved.

5. The licensee shall submit the procedure established in accordance with paragraph 1, and any revision of it which (after consultation with the relevant consumers' committee in accordance with paragraph 3) is proposed to be made, to the Director for his approval.

    6.              The licensee shall:

     (a)   send a copy of the procedure and any revision of it
(in each case, after it has been approved by the Director) to the Director and the relevant consumers' committee;

     (b) make a copy of the procedure (as from time to time revised) available for inspection by members of the public at each of the relevant premises during normal working hours; and

    (c) give or send free of charge a copy of the procedure (as from time to time revised) to any person who requests it.

Condition 25: Health and safety of employees

1. It shall be the duty of the licensee to act together with other licensees to consult with appropriate representatives of the employees for the purpose of establishing and maintaining an appropriate machinery or forum for the joint consideration of matters of mutual concern in respect of the health and safety of persons employed by those licensees.

Condition 26: Requirement to enter certain agreements

    1.If any proposed agreement relating to the generation, transmission or supply of electricity has (following consultation with the licensee) been designated by the Secretary of State for the purposes of this Condition, the Secretary of State may at any time prior to I st October 1990, require the licensee:

     (a)  to offer to enter into such proposed agreement; and

     (b) upon that offer being accepted, forthwith to enter into such agreement.

2. In this Condition, "agreement" shall include any arrangement whether or not in writing and whether or not intended to be legally enforceable, and "proposed agreement" shall be construed accordingly.


Condition 27: Disposal of relevant assets

    I.The licensee shall not dispose of or relinquish operational control over any relevant asset otherwise than in accordance with the following paragraphs of this Condition.

2. Save as provided in paragraph 3, the licensee shall give to the Director not less than two months' prior written notice of its intention to dispose of or relinquish operational control over any relevant asset, together with such further information as the Director may request relating to such asset or the circumstances of such intended disposal or relinquishment of control or to the intentions in regard thereto of the person proposing to acquire such asset or operational control over such asset.

    3.Notwithstanding paragraphs I and 2, the licensee may dispose of or relinquish operational control over any relevant asset:

    (a)   where:

          (i) the Director has issued directions for the purposes of this Condition containing a general consent (whether or not subject to conditions) to:

               (aa) transactions of a specified description; or
               (bb) the disposal of or relinquishment of operational control over relevant assets of a specified description; and

           (ii)the transaction or the relevant assets are of a description to which such directions apply and the disposal or relinquishment is in accordance with any conditions to which the consent is subject;

    (b) under such contracts or agreements. or contracts or agreements of such a description, as may have been designated by the Secretary of State for the purposes of this Condition before the coming into force of this licence and to the extent so designated;

    (c) where the disposal or relinquishment of operational control in question is required by or under any enactment or subordinate legislation.

    4.Notwithstanding paragraph 1, the licensee may dispose of or relinquish operational control over any relevant asset as is specified in any notice given under paragraph 2 in circumstances where:

     (a) the Director confirms in writing that he consents to such disposal or relinquishment (which consent may be made subject to the acceptance by the licensee or any third party in of whom the relevant asset is proposed to be disposed or operational control is proposed to be relinquished of such conditions as the Director may specify); or

(b) the Director does not inform the licensee in writing of any objection to such disposal or relinquishment of control within the notice period referred to in paragraph 2.

    5.In this Condition:

     "disposal"               includes any sale, gift, lease, licence, loan,
                              mortgage, charge or the grant of any other encumbrance or the permitting of any encumbrance to subsist or any other disposition to a third party, and "dispose" shall be construed accordingly.


"relevant asset"              means any asset for the time being forming part
                              of the licensee's distribution system, any control centre for use in conjunction therewith and any legal or beneficial interest in land upon which any of the foregoing is situate.

Condition 28: Provision of information to the Director

    1.Subject to paragraphs 3 and 4, the licensee shall furnish to the Director, in such manner and at such times as the Director may require, such information and shall procure and furnish to him such reports, as the Director may consider necessary in the light of the Conditions or as he may require for the purpose of performing:

    (a)   the functions assigned to him by or under the Act; and

    (b)   any functions transferred to him under the Act.

    2.Without prejudice to the generality of paragraph 1, the Director may call for the furnishing of accounting information which is more extensive than or differs from that required to be prepared and supplied to the Director under Condition 2.

3.   No longer used]

    4.The licensee may not be required by the Director to furnish him under this Condition with information for the purpose of the exercise of his functions under Section 48 of the Act.

    5.The licensee may not be required by the Director to furnish him under this Condition with any information in relation to an enforcement matter which the licensee could not be compelled to produce or give under
Section 28(3) of the Act.

    6.The power of the Director to call for information under paragraph I is in addition to the power of the Director to call for information under or pursuant to any other Condition.

7. In paragraphs I to 6 "information" shall include any documents, accounts, estimates. returns or reports (whether or not prepared specifically at the request of the Director) of any description specified by the Director.

    8.The licensee shall, if so requested by the Director, give reasoned comments on the accuracy and text of any information and advice (so far as relating to the Supply and Distribution Businesses) which the Director proposes to publish pursuant to Section 48 of the Act.

    9.No longer used]


Condition 29: Pa' merit of fees

1. The licensee shall, at the times stated hereunder, pay to the Secretary of State fees of the amount specified in, or determined under, the following paragraphs of this Condition.

    2.Within 30 days after the grant of this licence but, in any event, before Ist May 1990, the licensee shall pay to the Secretary of State an initial fee of 240,000.

    3.In respect of the year beginning Ist April 1990 the licensee shall pay to the Secretary of State a further fee which is the aggregate of the following amounts:

    (a)   475,000; and

    (b)   the difference, if any, between:

          (i)  the initial fee referred to in paragraph 2 above;
and

          (ii) the proportion of the Director's total costs in the period prior to Ist April 1990 which the Director determines that the licensee should pay in accordance with a method which has been previously disclosed in writing to the licensee and the fee shall be paid by the licensee to the Secretary of State within one month of the Director giving notice to the licensee of its amount if that notice is given within six months of I st April 1990.

4. In respect of the year beginning on Ist April in 1991 and in each subsequent year, the licensee shall pay to the Secretary of State a fee which is the aggregate of the following amounts:

     (a) an amount which is a proportion as determined by the Director of the amount estimated by the Director. according to a method which has previously been disclosed in writing to the licensee, as likely to be his costs during the coming year in the exercise of his general functions under the Act in relation to the holders of licences granted by the Secretary of State under Section 6(1 ) and 6(2) of the Act;

     (b) the amount (or, where the consumers' committee in question is the relevant consumers' committee for more than one public electricity supplier, the amount which is a proportion as determined by the Director, according to a method which has previously been disclosed in writing to the licensee, of such amount) estimated by the Director (having regard to any statement under paragraph 8(2) of Schedule 2 to the Act) as being likely to be the costs during the coming year of the relevant consumers' committee in the exercise of the functions assigned to it by or under the Act and any other such functions as it has been or may be required to exercise by the Director;

    (c) an amount which is a proportion as determined by the Director, of the amount estimated by the Director (in consultation with the Monopolies Commission) as having been incurred in the calendar year immediately preceding the Ist April in question by the Monopolies Commission in correction with references made to it under Section 12 of the Act with respect to this licence or any other licence issued under Section 6(1)(c) of the Act; and

    (d) the difference (being a positive or a negative amount), if any, between:

           (I) the amount of the fee paid by the licensee in respect of the year immediately preceding the I st April in question; and

          (ii) the amount which that fee would have been in respect of that year had the amounts comprised therein been calculated by reference to:

                (aa) in the case of sub-paragraph (a) above (or, where that year commenced on Ist April 1990 the amount attributable to the matters referred to in that sub-paragraph)' the total costs of the Director and the proportion thereof actually attributable to the licensee; and

                (bb) in the case of sub-paragraph (b) above (or, where that year commenced on I st April 1990 the amount attributable to the matters referred to in that sub-paragraph), the total costs of the consumers' committee and where appropriate, the proportion thereof actually attributable to the licensee such total costs being apportioned in each case as determined by the Director according to a method previously disclosed in writing to the licensee and the fee shall be paid by the licensee to the Secretary of State within one month of the Director giving notice to the licensee of its amount if that notice is given within six months of the beginning of the year in respect of which the fee is payable.

                            SCHEDULE1

                 Description of authorized area

    The authorized area shall comprise that area which is outlined on the attached map and shall additionally include those premises listed in List A (the Additional Premises ) but shall not include those premises listed in List B (the "Excluded
Premises").

A: ADDITIONAL PREMISES

            ADDRESS                          GRID REF

Cedar House                      TQ 2195 7812
Chiswick Mall
London W4 2QH

1-4 Popham Gardens               TQ 194 758
Richmond
Surrey
TW9 4 W

5-18 Popham Gardens              TQ 194 757
Richmond
Surrey
TV9 4 W

148 Manor Grove                  TQ 1932 7555
Richmond
Surrey TW9 4DG

Cemetery Lodge                   TQ 1928 7492
East Sheen Cemetery
Kings Ride Gate
Richmond
Surrey
TW10 5BL

Cemetery Chapel                  TQ 1927 7464
East Sheen Cemetery
Rings Ride Gate
Richmond
Surrey TW10 5BL

Office                           TQ 1920 7462
East Sheen Cemetery
Kings Ride Gate
Richmond
Surrey TW10 5BL

4 Coombe Lane West               TQ 1975 6962
Kingston
Surrey KT2 7BX

2 & 4 Orme Road                  TQ 197 693
Kingston
Surrey KT1 3SA

Odd Nos. 1S - 21 Kenley Road     TQ 197 693
Kingston
Surrey KT1 3RP


1-16 Chester House               TQ 197 692
Porchester Road
Kingston
Surrey KT1 3PP


22 Porchester Road               TQ 197 692
Kingston
Surrey KT1 3PS


37, 39 & 41 Porchester Road      TQ 197 692
Kingston
Surrey KT1 3PW


1, 3 & 5 Douglas Road            TQ 197 691
Kingston
Surrey KT1 3PX


Even NOS. 188-200 Central Road   TQ 222 661
Worcester Park
Surrey KT4 8HG


1-16 Pembury Avenue              TQ 224 664
Worcester Park
Surrey KT4 8BU


Even NOS. 2-30 Caverleigh Way    TQ 224 664
Worcester Park
Surrey KT4 8DG


Evon Nos. 32-52                  TQ 224 665
Caverleigh Way
Worcestor Park
Surrey KT4 8DG


Even Nos. 54-76                  TQ 22S 665
Caverleigh Way
Worcester Park
Surrey KT4 8DG


Even NOS. 78-100                 TQ 225 666
Caverleigh Way
Worcester Park
Surrey KT4 8DQ


Even Nos. 102-132 Caverleigh     TQ 226 666
Way
Worcester Park
Surrey KTL BDQ


Primary School                   TQ 2275 6681
Green Lane
Worcester Park
Surrey KT4 BAD


School Sports Pavilion           TQ 2288 6685
Green Lane
Worcester Park
Surrey KT4 BAD


School House                     TQ 2292 6687
Green Lane
Worcester Park
Surrey KT4 8AD


231 Galpins Road                 TQ 3042 6793
Thornton Heath
Surrey CR4 6EY


286 Northborough Road            TQ 3008 6901
London SW16 4TT


Church Hall                      TQ 4362 6703
Laburnum Way
Bromley
Kent BR2 8BY


Odd Nos. 1-11 The Green          TQ 467 703
Orpington
Kent BR5 3DP


Crag Valley Technical School     TQ 468 702
Sevenoaks Way
Sidcup
Kent DA14 5AA


Even Nos. 10-14 The Avenue       TQ 466 704
Orpington
Kent BR5 3DJ


Even Nos. 16-20 The Avenue       TQ 466 703
Orpington
Kent BR5 3DJ


2A, 25 & 27 Harefield Road       TQ 477 724
Sidcup
Kent DA14 4RJ


69 & 71 Goodwin Drive            TQ 477 725
Sidcup
Kent DA14 4NX


Units 4, 5 & 6 & Albion Works    TQ 550 728
Green Road
Dartford
Kent DA2 8DP


Odd Nos. 17-25 Lingfield Avenue  TQ 558 737
Dartford .
Kent DA2 6AP


Odd Nos. 13-39 Brent Close       TQ 557 739
Dartford
Kent DA2 6DD


Odd Nos. 41-55 Brent Close       TQ 557 740
Dartford
Kent DA2 6DD

Odd Nos. 57-83 Brent Close       TQ S57 740
Dartford
Kent DA2 6DH


Odd Nos. 85-91 Brent Close       TQ 556 740
Dartford
Kent DA2 6DH


Even Nos. 10-20 Brent Close      TQ 557 739
Dartford
Kent DA2 6DB


Even Nos. 22-48 Brent Close      TQ 557 740
Dartford
Kent DA2 6DB


Even Nos. 50-54 Brent Close      TQ 556 740
Dartford
Kent DA2 6DB


4, 6 & 8 Fairway Drive           TQ 558 738
Dartford
Kent DA2 6AR


35, 37 & 39 Bow Arrow Lane       TQ 557 743
Dartford
Kent DA2 6PG


36, 38 & 40 Bow Arrow Lane       TQ 5S7 743
Dartford
Kent DA2 6PA


Pavilion on Sports Ground        TQ 4666 9148
Forest Road
I1ford
Essex


8A Chadwell Heath Lane           TQ 4772 8799
Romford
Essex RM6 4LS


Lakeside and Play Area A         TQ 3168 8734
Attendants Room
Finsbury Park
N4 lDY


Lakeside and Play Area B         TQ 3168 8734
Attendants Room
Finsbury Park
N4 1DY


Feeder Pillar opposite Paddllng  TQ 3187 8739
Pool
Finsbury Park
N 4 1DY


Football Pitch                   TQ 3181 8720
1 Finsbury Park
N4 1DY


Spring Lodge                     TQ 3194 8767
327A Green Lanes
London N4 1BZ


New Restaurant                   TQ 3156 8737
Near Pond
Finsbury Park
N4 1DY


Lakeside and Play Area           TQ 3158 8739
Old Toilet Block
5 Finsbury Park
N4 1DY


Manor Gate Lodge                 TQ 3180 8746
6 Finsbury Park
London N4 1DY


Training School                  TQ 3190 8752
8 Finsbury Park
London N4 1DY


Staff Yard and Nursery           TQ 3120 8754
9 Finsbury Park
London N4 1DY


Reservoir Garage                 TQ 3181 B740
10 Finsbury Park
London N4 1dy


Open Air Theatre                 TQ 3156 8730
11 Finsbury Park
London N4 1dy


The Spaniards Inn                TQ 266S 8724
Spaniards Road
London NW3 7JJ


2 Spaniards End                  TQ 2660 8724
London NW3 7JG


4 Spaniards End                  TQ 2661 8725
London NW3 7JG


High Beach                       TQ 2661 8726
Spaniards End
London NW3 7JG


Firwood Cottage                  TQ 2660 8728
Spaniards End
London NW3 7JG

B:   EXCLUDED PREMISES

     (a)  TO BE SUPPLIED BY SOUTHERN ELECTRIC PLC


            ADDRESS                          GRID REF

CAV LTD                          TQ 2138 7975
Larden Road
London W12


CAV LTD                          TQ 2130 7975
Warple Way
London W12


1 Abbey Terrace                  TQ 1866 8303
London NW10


2 Abbey Terrace                  TQ 1866 8303
London NW10


25 Waverley Gardens              TQ 1868 8298
London NW10


26 Waverley Gardens              TQ 1868 8298
London NW10



     (b)  TO BE SUPPLIED BY SEEBOARD PL

            ADDRESS                          GRID REF

Thatched House Lodge             TQ 1933 7122
Richmond Park
Richmond
TW10 5HP


The Flat                         TQ 1933 7122
Thatched House Lodge
Richmond Park
Richmond
TW10 5HP


The Cottage                      TQ 1936 7117
Thatched House Lodge
Richmond
TW10 5HX


Richmond Park Gate               TQ 1936 7117
Lodge Richmond Park
Richmond
TW10 5HU


Coombe Wood Tennis Club          TQ 1972 6999
Galsworthy Road
Kingston
Surrey KT2 28S


40, 42 & 44 Douglas Road         TQ 197 690
Kingston
Surrey KT1 3PR


Even Nos. 38-46 Waters Road      TQ -196 690
Kingston
Surrey
KT1 3LP


Kingston Crematorium             TQ 1918 6859
Banner Hill Road
Kingston
Surrey
KT1 SHE


101 & 103 Cambridge Road         TQ 1960 6892
Kingston
Surrey
KT1 3NY


Hogsmill Pumping Station         TQ 1940 6826
Lower Marsh Lane
Kingston
Surrey KT1 3BW


Nos. 1, 2 & 3 Cottages           TQ 192 682
Lower Marsh Lane
Kingston
Surrey KT1 3BN



Even Nos. 54-68 Stonecot Hill    TQ 244 666
Sutton
SM3 9HE


Catering Annex                   TQ 2589 6690
Chaucer Middle School
Canterbury Road
Morden
Surrey
SM4 6PX


43, 45 & 47 Fox Hill             TQ 337 702
Upper Norwood
London SE19 2XA


1-5 Palace Grove                 TQ 337 702
Upper Norwood
London SE19 2XD


Pump House                       TQ 351 682
South Norwood Sewage Works
Long Lane
Croydon
CR8 1DG


Digestion Plant                  TQ 3S2 682
South Norwood Sewage Works
Long Lane
Croydon
CR8 1DG


Even Nos. 8-18 High Broom        TQ 377 667
Crescent
West Wickham
Kent
BR4 ORG


1 & 2 Barnfield Wood Close       TQ 388 673
Beckenham
Rent
BR3 2SY


313 Pickhurst Lane               TQ 3930 6768
West Wickham
Kent
BR4 OHW


Football Club                    TQ 4067 6762
Hayes Lane
Bromley
Rent
BR2 9EF


Cricket Club                     TQ 4080 6769
Hayes Lane
Bromley
Kent
BR2 9EF


30B Hayes Lane                   TQ 4054 6792
Bromley
Kent
BR2 9EB


Silkwood Lodge                   TQ 415 651
168 Croydon Road
Keston
Kent
BR2 8HN


Little Thicket                   TQ 416 651
168 Croydon Road
Keston
Kent BR2 8HN


5A Maybury Close                 TQ 4384 6768
Petts Wood
Bromley
Kent BR5 1BL

Alcara                           TQ 4408 6898
Hawkwood Farm
Botany Bay Lane
Chistlehurst
BR7 5PT


Goodland Cottage                 TQ 4412 6895
Hawkwood Farm
Botany Bay Lane
Chistlehurst
BR7 5PT


The Bungalow                     TQ 4414 6894
Hawkwood Farm
Botany Bay Lane
Chistlehurst
BR7 5PT


Stonehill Green Farm             TQ 504 706
Birchwood Road
Wilmington
Kent
DA2 7HJ


2 Brackendene                    TQ 511 719
Wilmington
Kent DA2 7NB


Football Ground                  TQ S17 723
Leyton Cross Road
Wilmington
Kent DA2 7AN


     (c)  TO BE SUPPLIED BY EASTERN ELECTRICITY PLC

            ADDRESS                          GRID REF

The Chase                        TQ 4583 9634
Abridge Road
Chigwell
IG7 5EY


Maryada Cottage                  TQ 4579 9617
Abridge Road
Chigwell
IG7 6DH


1 Shaw Cottage                   TQ 4632 9504
Gravel Lane
Chigwell IG7 6DQ


The Shaws                        TQ 4629 9502
Gravel Lane
Chigwell IG7 6DQ


1 Little London Cottages         TQ 4583 9594
Gravel Lane
Chigwell IG7 6DQ


2 Little London Cottages         TQ 4582 9595
Gravel Lane
Chigwell IG7 6DQ


Little Londons                   TQ 4580 9591
Gravel Lane
Chigwell
IG7 6DQ


Brandons                         TQ 4582 9600
Gravel Lane
Chigwell IG7 6DQ


The Farmhouse                    TQ 4599 9566
Gravel Lane
Chigwell IG7 6DQ


Holly Cottage                    TQ 4630 9514
Gravel Lane
Chigwell IG7 6DQ


Jasmine Cottage                  TQ 4630 9513
Gravel Lane
Chigwell IG7 6DQ


2 Radley Cottage                 TQ 4632 9511
Gravel Lane
Chigwell IG7 6DQ

Marchings                        TQ 4634 9550
Gravel Lane
Chigwell IG7 6DQ


Marchings Farm                   TQ 4638 9545
Gravel Lane
Chigwell IG7 6DQ


The Studio                       TQ 4S98 9569
Gravel Lane
Chigwell IG7 6DQ


Turnours Hall                    TQ 4598 9571
Gravel Lane
Chigwell IG7 6DQ


1 Taylors Cottages               TQ 4637 9492
Gravel Lane
Chigwell IG7 6DQ


3 Taylors Cottages               TQ 4638 9490
Gravel Lane
Chigwell
IG7 6DQ


Taylors Farm                     TQ 4628 9494
Gravel Lone
Chigwell
IG7 6DQ


Brookside                        TQ 4636 9493
Gravel Lane
Chigwell
IG7 6DQ


Brookside                        TQ 4637 9492
Gravel Lane
ChigwelI
IG7 6DQ


Brownings Farm                   TQ 4642 9433
Gravel Lane
Chigwell
IG7 6DQ


Highfields                       TQ 4651 9472
Gravel Lane
Chigwell
IG7 6DQ


Manor House                      TQ 46S2 9463
Manor Farm
Gravel Lane
Chigwell IG7 6DQ


Manor Farm Buildings             TQ 4651 9466
Gravel Lane
Chigwell
IG7 6DQ


Pamaden Kennels                  TQ 466S 9436
Gravel Lane
Chigwell IG7 6DG


Rest Harrow                      TQ 4660 9437
Millers Lane
Chigwell IG7 6DG


Thrift House                     TQ 46S2 9458
Gravel Lane
Chigwell IG7 6DQ


Willow Park Farm                 TQ 4662 9433
Gravel Lane
Chigwell IG7 6DG


Factory Unit                     TQ 4819 8276
Choats Road
Off Chequers Lane
Dagenham RM9 6RJ


Factory Unlt                     TQ 4820 8279
Choats Road
Off Chequers Lane
Dagenham RM9 6RJ

Factory Unit                     TQ 4820 8281
Choats Road
Dagenham RM9 6RJ


Portacabin                       TQ 4821 8286
Choats Road
Of f Chequers Lane
Dagenham RM9 6RJ


Lauderdale House                 TQ 2877 8724
Highgate High Street
London N6 5HG


Caen Wood Towers                 TQ 2773 874S
Hampstead Lane
London N6 4RU





     "Based upon the ordance survey map with the permission of
the Controller of   Her Majesty's Stationery Office.  Crown
Copyright."

                           SCHEDULE 2

                     Terms as to revocation

    1.The Secretary of State may at any time revoke this licence by not less than 30 days' notice in writing to the licensee:

     (a) if the licensee agrees in writing with the Secretary of State that this licence should be revoked;

     (b)  if any amount payable under Condition 29 is unpaid 30 days after it has become due and remains unpaid for a period of 14 days after the Secretary of State has given the licensee notice that the payment is overdue. Provided that no such notice shall be given earlier than the sixteenth day after the day on which the amount payable became due;

     (c)  if the licensee fails to comply with a final order
(within the meaning of Section 25 of the Act) or with a provisional order (within the meaning of that section) which has been confirmed under that section and (in either case) such failure is not rectified to the satisfaction of the Secretary of State within 3 months after the Secretary of State has given notice of such failure to the licensee. Provided that no such notice shall be given by the Secretary of State before the expiration of the period within which an application under Section 27 of the Act could be made questioning the validity of the final or provisional order or before the proceedings relating to any such application are finally determined;

    (d) if the licensee fails to comply with any order made by the Secretary of State under Section 56, 73, 74 or 89 of the Fair Trading Act 1973 or under
Section 1 0(2)(a) of the Competition Act 1980;

    (e) if the licensee ceases to carry on its business as a public electricity supplier;

    (f)   if the licensee:

           (i) is unable to pay its debts (within the meaning of Section 123(1) or (2) of the Insolvency Act 1986, but subject to paragraph 2 of this Schedule) or has any voluntary arrangement proposed in relation to it under Section I of that Act or enters into any scheme of arrangement (other than for the purpose of reconstruction or amalgamation upon terms and within such period as may previously have been approved in writing by the Secretary of State);

          (ii) has a receiver (which expression shall include an administrative receiver within the meaning of Section 29 of the Insolvency Act 1986) of the whole or any material part of its assets or undertaking appointed;

          (iii)has an administration order under Section 8 of the Insolvency Act 1986 made in relation to it;

           (iv) passes any resolution for winding-up other than a resolution previously approved in writing by the Secretary of State; or

     (v) becomes subject to an order by the High Court for winding-up; or

    (g)  if the licensee is convicted of having committed an offense under
Section 59 of the Act in making its application for this licence.

    2. (a)For the purposes of paragraph l(f)(i) of this Schedule Section 123(1)(a) of the Insolvency Act 1986 shall have effect as if for "pounds 750" there was substituted "pounds 250,000" or such higher figure as the Director may from time to time determine by notice in writing to the Secretary of State and the licensee.

    (b) The licensee shall not be deemed to be unable to pay its debts for the purposes of paragraph l(~)(i) of this Schedule if any such demand as is mentioned in Section 123(1)(a) of the Insolvency Act 1986 is being contested in good faith by the licensee with recourse to all appropriate measures and procedures or if any such demand is satisfied before the expiration of such period as may be stated in any notice given by the Secretary of State under paragraph I of this Schedule.

    3.The provisions of Section 109 of the Act shall apply for the purposes of the service of any notice under this Schedule.


                           SCHEDULE 3

  Supplementary provisions of the charge restriction conditions

                             PART A

                   Principles for Attribution

General Principles

A I Where for the purposes of the charge restriction conditions, a share of costs borne by the licensee requires to be attributed to any part of the market, the licensee shall make that attribution on a basis which ensures that no more than a fair proportion of those costs, reflecting the costs incurred by the licensee in supplying that part of the market' are so attributed.

A2.   The  following paragraphs of this Part of  Schedule  3  are without prejudice to paragraph A 1.

Fossil Fuel Levy and payments in lieu thereof

A3. The fossil fuel levy requiring to be attributed to supplies to regulated customers shall be attributed on the basis of the amount of the levy incorporated in the prices actually charged or to be charged by the licensee on supplies to such customers in the relevant year in respect of which the attribution falls to be made. Amounts in lieu of the fossil fuel levy in respect of purchases of electricity other than leviable electricity requiring to be calculated and then attributed to supplies to regulated customers in any relevant year for the purposes of Condition 3B shall:

    (a) be calculated as being such amounts as correspond to the lesser of:

          (i) the premium actually payable (measured on an accruals basis) by the licensee during the relevant year on purchases of electricity other than leviable electricity as representing the benefit to the licensee of being able to treat such electricity as being other than leviable electricity for the purposes of Section 33 of the Act and Regulations thereunder; and

     (ii) the additional amount that would have been payable (measured on an accruals basis) by the licensee in respect of the fossil fuel levy pursuant to Regulations made under Section 33 of the Act had such electricity been leviable electricity; and

    (b) be attributed to supplies to regulated customers prorata to the amount which the quantity supplied to regulated customers bears to the total quantity supplied (in each case in the relevant year in respect of which the attribution falls to be made) or on the basis of the amount referred to in paragraph (a) incorporated in the prices actually charged or to be charged by the licensee on supplies to such customers in the relevant year in respect of which the attribution falls to be made or on such other basis of attribution as the licensee shall previously have agreed with the Director.

Transmission connection point charges and remote transmission asset rentals

A4.   The transmission connection point charges and remote
transmission asset rentals requiring to be attributed between the regulated quantity distributed and other quantities distributed shall be attributed in proportion to the transmission connection point and remote transmission asset capacity required for the purpose of distributing those quantities.


Distribution losses

A5. Where an amount (in units) in respect of distribution losses requires to be calculated and attributed in respect of EHV units and units distributed by the licensee for the purpose of supply to premises outside the licensee's authorised area, such calculation and attribution shall be made consistently with the principles underlying the schedule of adjustment factors referred to at sub-paragraph (b) of paragraph 3 of Condition 8.

Information to be provided by licensee

A6. The licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 8 of
Condition 3E, a statement of the actual attribution of electricity purchase costs between regulated and other customers and reconciling the attribution with any statements made in respect of the relevant year under paragraph 2 of Condition 3E, and a statement confirming that the calculation of amounts in lieu of the fossil fuel levy and the attribution of the fossil fuel levy, amounts in lieu thereof, the transmission connection point charges, the remote transmission asset rentals and of distribution losses was made in accordance with the provisions of this Part of Schedule 3, accompanied (where appropriate) by

          (i) a statement of the total amounts attributed to regulated and other customers;

and

          (ii) an explanation of any changes in the principles of attribution or their application (as the case may be) since the issue of the statement under paragraph 9(a) of Condition 3E; and

           (iii)  copies of statements prepared under  paragraph
2(b) of Condition 3E and an explanation of the basis therefore.

A7.Where the Director is satisfied that the basis of calculation or attribution (as the case may be) used by the licensee is not in conformity with paragraph Al, the Director may issue directions specifying an alternative basis of calculation or attribution. and the basis of calculation or attribution by the licensee (as the case may be) shall be adjusted accordingly with effect from the date of issue of the directions or (subject to paragraph 11 of Condition 3E) such other date as may be specified in those directions.

                             PART B

                          EHV premises

    B I.EHV premises shall comprise:

     (a) in relation to premises connected to the licensee's distribution system as at the date this licence enters into force, those premises specified in the list of EHV premises notified in writing to the Director by the licensee within twenty-eight days after this licence enters into force; and

      (b) in relation to premises connected to the licensee's distribution system which are either first connected or (having been previously connected) have had their connections materially altered following the date this licence enters into force, means premises connected to the licensee's distribution system at a voltage at or higher than 22 kilovolts or at a sub-station with a primary voltage of 66 kilovolts or above.

B2. The licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 8 of Condition 3E, a statement listing any changes in the premises falling to be treated as EHV premises.

B3. Where the Director is satisfied that any premises treated by the licensee as EHV premises should not in conformity with sub-paragraph Bl(b) above be so treated, the Director may issue directions to that effect, and such premises shall cease to be treated as EHV premises from the date of issue of the directions or (subject to paragraph 11 of Condition 3E) such other date as may be specified in those directions.

                             PART C

                        Excluded services

Distribution Business

C I. There may be treated as excluded services provided by the licensee in its Distribution Business such services in respect of which charges are made which:

     (a)  do not fall within paragraph C2 of this Part; and

     (b) may (subject to paragraph C9) be determined by the licensee as falling under one of the principles set out in paragraphs C3 to C6 of this Part.

C2. No service provided by the licensee as part of its Distribution Business shall be treated as an excluded service in so far as it consists of the provision of services remunerated under the use of system charges in accordance with paragraph 3 of Condition 8 including (without prejudice to the foregoing):

     (i) (subject to paragraph C3 of this Part) the transport of electricity;

          (ii) the carrying out of works for the installation of electric lines or electrical plant (not otherwise payable in the form of connection charges);

           (iii) the carrying out of works or the provision of maintenance or repair or other services for the purpose of enabling the licensee to comply with Conditions 9' 11 and 13, the Electricity Supply Regulations 1988 or any regulations made under
Section 29 of the Act or any other enactment relating to safety or standards applicable in respect of the Distribution Business; and

          (ii )     (subject to paragraph C5 of this Part) the
provision, installation and maintenance of any meters. switchgear or other electrical plant (not being part of connection charges).

C3. The licensee may treat as being an excluded service for the purposes of its Distribution Business the transport of:

     (a) units of electricity not consumed in the licensee's authorised area; or

     (b)  EHV units.

C4   Charges of the type described in paragraph 4 of Condition 8 and home in accordance with the principles set out in paragraph 7 of Condition 8 by any person as connection charges, and charges in respect of the statements referred to in paragraph 8 of Condition 8, may each be treated as excluded services for the purposes of the Distribution Business.

C5. A service provided by the licensee as part of its Distribution Business may be treated as an excluded service in so far as it consists in the provision of services (including metering, electric lines or electrical plant) for the specific benefit of any third party requesting the same and not made available by the licensee as a normal part of its Distribution Business remunerated by use of system charges including (without prejudice to the foregoing):

               (i) special metering (including "time of day" metering) to facilitate energy saving programmes for the benefit of customers requesting the same;

          (ii) charges for moving mains, services or meters forming part of the licensee's distribution system to accommodate extension, re-design or re-development of any premises on which the same are located or to which they are connected:

          (iii )    the provision of electric lines and
electrical plant (a) insofar as the same are required for the specific purpose of enabling the provision of top-up or standby supplies or sales of electricity or (b) to provide a higher degree of security than is required for the purposes of complying with Condition 9;

          (iv) the amount by which charges for the provision of prepayment meters to customers exceed charges for the provision of standard meters for such customers; and

           (v) special metering or telemetry or data processing equipment for the purposes of enabling any person which is a party to the Pooling and Settlement Agreement to comply with its obligations in respect of metering thereunder, or for the performance by the licensee of any service in relation thereto.

C6. There may be treated as an excluded service for the purposes of the Distribution Business, charges for the relocation of electric lines or electrical plant and the carrying out of works associated therewith pursuant to a statutory obligation (other than under Section 9(1 ) or Section 16 of the Act) imposed on the licensee.

Supply Business

C7. Subject to paragraph C9, a service provided by the licensee as part of its Supply Business may be treated as an excluded service in so far as it consists of the provision of services for the specific benefit of customers requesting the same and not made available by the licensee as a normal part of such Business. For the avoidance of doubt, the provision of facilities for prepayment may not be treated as an excluded service except the provision of prepayment meters as an excluded service by the distribution business.

Information to be provided to the Director

C8. The licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 8 of Condition 3E, details specifying separately the nature of all services provided as part of its Distribution Business or Supply Business by the licensee and treated as excluded services by the licensee during the course of such year and stating the revenues derived by the licensee in respect of each such service so treated.

C9. Where the Director is satisfied that in light of the principles set out in paragraphs C2 to C7 inclusive any service treated by the licensee as an excluded service should not be so treated, the Director shall issue directions to that effect, and the service or services specified in the directions shall cease to be treated as excluded services from the date of issue of the directions or (subject to paragraph 11 of Condition 3E) such other date as may be specified in the directions.

                                PART D

             Regulated distribution unit categories

D I The licensee shall following the end of each relevant year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 8 of Condition 3E, details specifying separately those use of system charges in respect of which the licensee has during the course of such year treated the units distributed as falling within the definition of each of LVI units and LV2 units and LV3 units respectively.

D2.   The  definition  of LV I units includes  units  distributed under the following tariffs:

Domestic

D7 Economy Seven Rate - day units
D2 White Meter Rate - day units

Commercial/industrial/Miscellaneous Purpose

Economy Seven Standard Rate 10 - day units

D3. The definition of LV2 units includes units distributed under the following tariffs:

Domestic

D7 Economy Seven Rate - night units
D2 White Meter Rate - night units
D4 Off Peak Rate (units only available during any nine hours between 22:00 and 08:00 from time to time specified by the licensee)

D5. Off Peak Rate (units only available during any nine hours between 22;00 and 08:00 and any three hours between 1 1:00 and 16:30 from time to time specified by the licensee)

D6   Off Peak Rate (units only available during any twelve hours between 19:00 and 08:00 and any three hours between 1 1:00 and 16:30 from time to time specified by the licensee)

Special terms to landlords for off peak storage heating

Commercial/industrial/Miscellaneous Purpose

Economy Seven Standard Rate 10 - night units
Off Peak Rate 7 (units only available during any nine hours between 22:00 and 08:00 from time to time specified by the licensee) Off Peak Rate 8 (units only available during any twelve hours between 19:00 and 08:00 from time to time specified by the licensee and between noon on any Saturday and 08:00 on the following Monday) Off Peak Rate 9 (units only available during any twelve hours between 19:00 and 08:00 and any three hours between 11:00 and 16:30 from time to time specified by the licensee and between noon on any Saturday and 08:00 on the following Monday)

D4. The definition of LV3 units includes units distributed under the following tariffs:

Domestic

Dl General Purpose Rate

Commercial/industrial/Miscellaneous Purpose

Standard Rate I
Evening and Weekend Rate 13 (2 rate quarterly tariff: units taken between 07:30 and 20:00 on weekdays and units taken at other times)

Rate LV5M(monthly maximum demand rate)
Rate LV6M (monthly maximum demand day/night rate)' and allied special terms Rate LVI] (monthly seasonal time of day rate)
Catering Rate 4 (electricity supplied for catering purposes)
Public lighting terms
Unmetered supplies for purposes other than public lighting
Units used on the licensee s premises
Non franchise variants of the above


D5. Notwithstanding the provisions of paragraphs D2 to D4 above, where the Director is satisfied that a tariff tariffs in respect of which the licensee has treated the units distributed as falling within one of the categories in paragraphs D2 to D4 above should not be so treated, the Director shall issue directions to that effect and the tariff or tariffs specified in the directions shall cease to be so treated from the date of issue of the directions or (subject to paragraph 11 of Condition 3E) such other date as may be specified in the directions and shall with effect from such date be treated in such manner as may be specified in the directions.

                             PART E

     Calculation of factor in respect of distribution losses

El. For the purposes of calculation of the terms AL' and L, as used in paragraph I of Condition 3A shall each be determined for relevant years commencing on or after Ist April 1995 using the consistent methodological basis set out in paragraphs E2 to E5 below.

Consistent methodological basis for determination of AL, and L,

E2. Adjusted distribution losses shall be determined as being the difference between adjusted grid supply point purchases and adjusted units distributed.

    E3.   Units metered on entry to the licensee's distribution
system shall be adjusted to obtain adjusted grid supply point purchases by:

          (a) excluding that number of units which is equal to the sum of:

               (i)  EHV units; and

               (ii) units distributed by the licensee for the purpose of supply to premises outside the licensee's authorised area; and

          (iii) an amount in respect of distribution losses between the grid supply point and the exit point attributable to the units referred to in (i) and (ii) above. as determined in accordance with paragraph AS in Part A of Schedule 3; and

          (b)  including an amount (in units) to represent the
effect of units entering the licensee's distribution system otherwise than at grid supply points, being the difference between the number of units so entering and the number of units that would have been required to have entered at grid supply points in their absence (such latter number of units being calculated consistently with the principles
underlying   the schedule of adjustment factors in respect of distribution losses referred to at sub-paragraph (b) of paragraph 3 of Condition 8).

    E4.   For so long as units are metered on entry to the licensee's distribution system at bulk supply points instead of at grid supply points, such units shall be calculated by:

               (i) applying the procedures in paragraph E3 as if all references to units metered at grid supply points were to units metered at bulk supply points; and

                    (ii)grossing-up units metered at the bulk supply points by the relevant grid supply point conversion factor being either:

     (a) 0.5 per cent of the units metered at the bulk supply points; or

     (b) such other factor to take account of losses occurring between the grid supply points and the bulk supply points as the licensee may with the prior approval of the Director determine to be appropriate.

    E5.   Adjusted units distributed shall be obtained by:

     (a) calculating all units distributed by the licensee metered at exit points on leaving the licensee's distribution system; and

     (b) deducting therefrom EHV units and units distributed for the purpose of supply to premises outside the licensee's authorised area; and

     (c) adding thereto an amount equal to the units consumed on the licensee's premises in the authorised area (insofar as not otherwise taken into account in determining units distributed under sub-paragraph (a) above).

Initial relevant loss percentage in the term AL,

E6. In the first relevant year, the initial relevant loss percentage in the term AL, shall (consistently with the methodology set out in paragraphs E2 to E5 above) be determined as being:

adjusted GSP purchase units less adjusted units distributed adjusted units distributed where adjusted GSP purchase units are calculated as provided in paragraph E7 and adjusted units distributed are calculated as provided in paragraph E8.

    E7.   Adjusted GSP purchase units shall be calculated in
accordance with the procedures successively described in the following sub-paragraphs:

     (a) the actual losses in each of relevant years t-l, t-2 and t-3 (the "historic losses") shall be calculated as the difference in each of those years between units purchased at entry points to the licensee's distribution system and units sold;

     (b) the historic loss percentage shall be calculated as the proportion (expressed as a percentage) which the aggregate historic losses were of the aggregate units purchased at entry points to the licensee's distribution system, in each case over the three relevant years t-l to t-3;

     (c) the total number of units sold in relevant year t- I shall be grossed up by the historic loss percentage ("BSP purchase units"); and

          (d) the figure for BSP purchase units resulting from sub-paragraph (c) shall be adjusted to obtain adjusted GSP purchase units in accordance with the provisions of paragraphs E3 and E4 above.

E8. Adjusted units distributed shall be calculated by applying the methodology of paragraph E5 in respect of those units referred to in sub-paragraphs (a) to (c) of paragraph E5 in relevant year I- 1.

Information to be provided to the Director

E9. The licensee shall within three months after the entry into force of this licence furnish to the Director a statement showing the initial relevant loss percentage and the underlying calculations.

E 10. The licensee shall, following the end of each relevant year, furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 8 of Condition 3E, a statement showing adjusted distribution losses for that relevant year, accompanied by the underlying calculations and (where appropriate) an explanation of any changes in the basis of calculation or estimation thereof.

E I 1. Where the Director is satisfied that any statement or underlying calculation provided has not been drawn up in conformity with paragraphs E2 to E8 above, the Director may issue directions, and the statement or underlying calculation shall be adjusted with effect from the date of issue of the directions or (subject to paragraph 11 of Condition 3E) such other date as may be specified in the directions.

                             PART F

                   Electricity purchase costs

Fl.   For the purposes of the term E, in paragraph 2 of Condition
3B, the licensee's electricity purchase costs shall, subject to paragraph F8 of this Part of Schedule 3, comprise:

          (a) costs payable (measured on an accruals basis) by the licensee in respect of the establishment, management and administration of Non-Fossil Purchasing Agency Limited pursuant to the terms of a shareholders' or agency agreement dated 30th March 1990; and

      (b) amounts becoming payable (measured on an accruals basis) by the licensee pursuant to qualifying arrangements (as defined by Section 33 of the Act), together with finance costs (if any) incurred by the licensee in funding the amounts so becoming payable in the period prior to the receipt by the licensee of the amounts referred to below, net of any amounts receivable (measured on an accruals basis) by the licensee in respect of:

           (I) the re-sale by the licensee of any of the electricity the subject of such qualifying arrangements; and

            (ii) payments made to the licensee pursuant to Regulations made under Section 33(1 ) of the Act, and for this purpose "re-sale" shall be deemed to include delivery of the electricity by the seller thereof to the pool established pursuant to the Pooling and Settlement Agreement or to another person at the direction of the licensee; and

     (c) amounts becoming payable (measured on an accruals basis) by the licensee under the terms of the Pooling and Settlement Agreement in respect of the purchase by the licensee of electricity under the terms of such agreement; and

     (d) the net amount (whether being a positive or a negative amount) payable or receivable (as the case may be, and in either case measured on an accruals basis) by the licensee in respect of electricity purchase or sale contracts, as determined in accordance with paragraphs F2 to F6 below; and

          (e) the net amount payable (measured on an accruals basis) in respect of purchases of electricity otherwise than under the terms of the Pooling and Settlement Agreement but so that no amount may be taken into account more than once for the purposes of sub-paragraphs (a) to (e).

    F2.   For the purposes of this Part of Schedule 3 (and save
as provided in paragraph F3), payments or receipts under any electricity purchase or sale contract shall include all amounts payable or receivable for the grant of or pursuant to the terms of such contract.

F3. Notwithstanding paragraph F2, contracts or arrangements the principal purpose of which is to enable the licensee to hedge currency exchange risks shall not be treated as electricity purchase or sale contracts.

F4. Subject to paragraph F6, any fixed or lump sum payments payable or receivable under electricity purchase or sale contracts which span two or more relevant years shall be time apportioned to the periods of such contract falling within each relevant year.

F5. Subject to paragraph F6. on the sale or other disposition by the licensee of any electricity purchase or sale contract or its rights and obligations thereunder, amounts receivable in respect of such sale or disposition shall (net of any amounts otherwise falling to be apportioned to a subsequent relevant year in accordance with paragraph F4) be taken into account as a receipt at the time it accrues due to the licensee.

F6. Insofar as either:

     (a) the treatment of amounts payable or receivable under electricity purchase or sale contracts does not fall to be specified in the preceding paragraphs of this Part; or

          (b) the treatment of such amounts is in the opinion of the licensee and its Auditors contrary to best accounting practice,

the licensee shall notify the Director of the manner in which it proposes to treat such amounts, such notification to be accompanied by an opinion from the Auditors confirming that the treatment proposed is in accordance with best accounting practice, and (save where the Director issues directions that such amounts should be treated in another manner specified in those directions) the licensee shall thereafter treat such amounts in the manner notified.

    F7.   The licensee shall following the end of each relevant
year furnish to the Director, as being one of the specified items to be included in the statement referred to at paragraph 8 of Condition 3E, a statement:

               (I) specifying the number and nature of contracts falling to be treated by the licensee as electricity purchase or sale contracts in that relevant year;

          (ii) specifying the aggregate amounts payable and the aggregate amounts receivable by the licensee under such contracts during that relevant year;

          (iii)     confirming that the amounts treated as
payable or receivable in respect of such contracts in the relevant year were computed in accordance with the preceding paragraphs of this Part and, where appropriate, accompanied by an explanation of any changes in the treatment of any contract or arrangement as being an electricity purchase or sale contract or in the treatment of amounts payable or receivable under any electricity purchase or sale contract.

     F8.  Where the Director is satisfied that:

               (i) any contract or arrangement treated as an electricity purchase or sale contract should not be so treated, or any contract or arrangement not so treated should be so treated; or

               (ii) the basis on which amounts payable or receivable under an electricity purchase or sale contract are not apportioned in conformity with the preceding paragraphs of this Part,

the Director may issue directions requiring an alternative basis of treatment of such contract or arrangement or of the apportionment of amounts payable or receivable under such electricity purchase or sale contract (as the case may be), and the basis of such treatment or apportionment by the licensee shall be adjusted accordingly with effect from the date of issue of such directions or (subject to paragraph 11 of Condition 3E) such other date as may be specified in the directions.